STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013, as revised or amended, May 14, 2013, July 1, 2013, July 15, 2013

October 1, 2013, January 1, 2014, March 1, 2014 and April 1, 2014

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund (other than Dreyfus Research Long/Short Equity Fund) are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus 100% U.S. Treasury Money Market Fund	DUSTMMF	DUSXX	December 31st	May 1st
Advantage Funds, Inc.	AF
Dreyfus Global Absolute Return Fund	DGARF	Class A/DGPAX	October 31st	March 1st
Class C/DGPCX
Class I/DGPIX
Class Y/DGPYX
Dreyfus Global Dynamic Bond Fund	DGDBF	Class A/DGDAX	October 31st	March 1st
Class C/DGDCX
Class I/DGDIX
Class Y/DGDYX
Dreyfus Global Real Return Fund	DGRRF	Class A/DRRAX	October 31st	March 1st
Class C/DRRCX
Class I/DRRIX
Class Y/DRRYX
Dreyfus International Value Fund	DIVF	Class A/DVLAX	August 31st	January 1st
Class C/DICVX
Class I/DIRVX
Dreyfus Opportunistic Midcap Value Fund	DOMVF	Class A/DMCVX	August 31st	January 1st
Class C/DVLCX
Class I/DVLIX
Class Y/DMCYX
Dreyfus Opportunistic Small Cap Fund	DOSCF	DSCVX	August 31st	January 1st
Dreyfus Opportunistic U.S. Stock Fund	DOUSSF	Class A/DOSAX	August 31st	January 1st
Class C/DOSCX
Class I/DOSIX
Dreyfus Strategic Value Fund	DSVF	Class A/DAGVX	August 31st	January 1st
Class C/DCGVX
Class I/DRGVX
Class Y/DRGYX
Dreyfus Structured Midcap Fund	DSMF	Class A/DPSAX	August 31st	January 1st
Class C/DPSCX
Class I/DPSRX
Class Y/DPSYX

GRP2-SAI-0414A

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Technology Growth Fund	DTGF	Class A/DTGRX	August 31st	January 1st
Class C/DTGCX
Class I/DGVRX
Dreyfus Total Emerging Markets Fund	DTEMF	Class A/DTMAX	October 31st	March 1st
Class C/DTMCX
Class I/DTEIX
Class Y/DTMYX
Dynamic Total Return Fund	DTRF	Class A/AVGAX	October 31st	March 1st
Class C/AVGCX
Class I/AVGRX
Class Y/AVGYX
Dreyfus Growth and Income Fund, Inc.	DGIF	DGRIX	October 31st	March 1st
Dreyfus Index Funds, Inc.	DIF
Dreyfus International Stock Index Fund	DISIF	DIISX	October 31st	March 1st
Dreyfus S&P 500 Index Fund	DS&P	PEOPX	October 31st	March 1st
Dreyfus Smallcap Stock Index Fund	DSSIF	DISSX	October 31st	March 1st
Dreyfus International Funds, Inc.	DILF
Dreyfus Brazil Equity Fund	DBEF	Class A/DBZAX	August 31st	January 1st
Class C/DBZCX
Class I/DBZIX
Dreyfus Emerging Markets Fund	DEMF	Class A/DRFMX	May 31st	October 1st
Class C/DCPEX
Class I/DRPEX
Class Y/DYPEX
Dreyfus Manager Funds I	DMFI
Dreyfus Research Long/Short Equity Fund**	DRLSEF	Class A/DLSAX	October 31st	March 1st
Class C/DLSCX
Class I/DLSYX
Class Y/DLYYX
Dreyfus Manager Funds II	DMFII
Dreyfus Balanced Opportunity Fund	DBOF	Class A/DBOAX	November 30th	April 1st
Class C/DBOCX
Class I/DBORX
Class J/THPBX
Class Z/DBOZX
Dreyfus Midcap Index Fund, Inc.	DMIF	PESPX	October 31st	March 1st
Dreyfus New Jersey Municipal Bond Fund, Inc.	DNJMBF	Class A/DRNJX	December 31st	July 1st
Class C/DCNJX
Class I/DNMIX
Class Y/DNJYX
Class Z/DZNJX

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Premier Investment Funds, Inc.	DPI
Dreyfus Diversified International Fund	DDIF	Class A/DFPAX	October 31st	March 1st
Class C/DFPCF
Class I/DFPIX
Dreyfus Emerging Asia Fund	DEAF	Class A/DEAAX	October 31st	March 1st
Class C/DEACX
Class I/DEAIX
Dreyfus Global Real Estate Securities Fund	DGRESF	Class A/DRLAX	October 31st	March 1st
Class C/DGBCX
Class I/DRLIX
Class Y/DRLYX
Dreyfus Greater China Fund	DGCF	Class A/DPCAX	October 31st	March 1st
Class C/DPCCX
Class I/DPCRX
Dreyfus India Fund	DI	Class A/DIIAX	October 31st	March 1st
Class C/DIICX
Class I/DIIIX
Dreyfus Large Cap Equity Fund	DLCEF	Class A/DLQAX	December 31st	May 1st
Class C/DEYCX
Class I/DLQIX
Dreyfus Large Cap Growth Fund	DLCGF	Class A/DAPAX	December 31st	May 1st
Class C/DGTCX
Class I/DAPIX
Dreyfus Satellite Alpha Fund	DSAF	Class A/DSAAX	October 31st	March 1st
Class C/DSACX
Class I/DSAIX
Dreyfus Research Growth Fund, Inc.	DRGF	Class A/DWOAX	February 28(9)th	July 1st
Class C/DWOCX
Class I/DWOIX
Class Y/DRYQX
Class Z/DREQX
Dreyfus U.S. Treasury Intermediate Term Fund	DUSTITF	DRGIX	December 31st	May 1st
Dreyfus U.S. Treasury Long Term Fund	DUSTLTF	DRGBX	December 31st	May 1st

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that, for funds with fiscal years ended December 31st, last "fiscal year" means the fiscal year ended in 2012, and for funds with fiscal years ended February 28th/29th, "last fiscal year" means the fiscal year ended in the immediately preceding calendar year.

** As Dreyfus Research Long/Short Equity Fund commenced operations on July 31, 2013, no information is provided in respect of a previous fiscal year.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-2
Multi-Class Funds	III-3
Converting Shares	III-6
Taxpayer ID Number	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Automated Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-12
Exchanges	III-12
Fund Exchanges	III-12

Dreyfus Auto-Exchange Privilege	III-13
Dreyfus Automatic Asset Builder®	III-14
Dreyfus Government Direct Deposit Privilege	III-14
Dreyfus Payroll Savings Plan	III-14
Dreyfus Dividend Options	III-14
Dreyfus Dividend Sweep	III-14
Dreyfus Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of Intent - Class A Shares	III-15
Corporate Pension/Profit-Sharing and Retirement Plans	III-16
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-16
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-17
Equity Securities	III-17
Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-18
Warrants	III-18
IPOs	III-19
Fixed-Income Securities	III-19
U.S. Government Securities	III-20
Corporate Debt Securities	III-21
Ratings of Securities; Unrated Securities	III-21
High Yield and Lower-Rated Securities	III-21
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-23
Variable and Floating Rate Securities	III-24
Loans	III-25
Participation Interests and Assignments	III-27
Mortgage-Related Securities	III-28
Asset-Backed Securities	III-32
Collateralized Debt Obligations	III-33
Municipal Securities	III-33
Taxable Investments (municipal or other tax-exempt funds only)	III-38
Funding Agreements	III-38
Real Estate Investment Trusts (REITs)	III-38
Money Market Instruments	III-39
Bank Obligations	III-39
Repurchase Agreements	III-39
Commercial Paper	III-39
Foreign Securities	III-39
Emerging Markets	III-40
Brazil	III-41
Certain Asian Emerging Market Countries	III-42
India	III-42
Depositary Receipts and New York Shares	III-44
Sovereign Debt Obligations	III-44
Eurodollar and Yankee Dollar Investments	III-45
Investment Companies	III-46
Private Investment Funds	III-46
Exchange-Traded Funds (ETFs)	III-46
Exchange-Traded Notes	III-47

Derivatives	III-47
Futures Transactions	III-49
Options	III-51
Swap Transactions	III-52
Contracts for Difference	III-53
Credit Linked Securities	III-54
Credit Derivatives	III-54
Structured Securities and Hybrid Instruments	III-54
Exchange-Linked Notes	III-55
Participatory Notes	III-55
Custodial Receipts	III-55
Combined Transactions	III-56
Future Developments	III-56
Foreign Currency Transactions	III-56
Commodities	III-57
Short-Selling	III-58
Lending Portfolio Securities	III-58
Borrowing Money	III-59
Borrowing Money for Leverage	III-59
Reverse Repurchase Agreements	III-59
Forward Commitments	III-59
Forward Roll Transactions	III-60
Illiquid Securities	III-60
Illiquid Securities Generally	III-60
Section 4(2) Paper and Rule 144A Securities	III-60
Non-Diversified Status	III-61
Investments in the Technology Sector	III-61
Investments in the Real Estate Sector	III-61
Investments in the Natural Resources Sector	III-62
Money Market Funds	III-62
Ratings of Securities	III-62
Treasury Securities	III-63
U.S. Government Securities	III-63
Repurchase Agreements	III-63
Bank Obligations	III-64
Bank Securities	III-65
Floating and Variable Rate Obligations	III-65
Participation Interests	III-65
Asset-Backed Securities	III-65
Commercial Paper	III-65
Investment Companies	III-65
Foreign Securities	III-66
Municipal Securities	III-66
Derivative Products	III-66
Stand-By Commitments	III-66
Taxable Investments (municipal or other tax-exempt funds only)	III-66
Illiquid Securities	III-66
Borrowing Money	III-67
Reverse Repurchase Agreements	III-67
Forward Commitments	III-67
Interfund Borrowing and Lending Program	III-67
Lending Portfolio Securities	III-67
RATING CATEGORIES	III-67
S&P	III-67
Long-Term Issue Credit Ratings	III-67

Short-Term Issue Credit Ratings	III-69
Municipal Short-Term Note Ratings Definitions	III-69
Moody's	III-70
Long-Term Obligation Ratings and Definitions	III-70
Short-Term Ratings	III-70
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-71
Fitch	III-71
Corporate Finance Obligations — Long-Term Rating Scales	III-71
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-72
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-73
DBRS	III-73
Long Term Obligations	III-73
Commercial Paper and Short Term Debt	III-74
ADDITIONAL INFORMATION ABOUT THE BOARD	III-75
Boards' Oversight Role in Management	III-75
Board Composition and Leadership Structure	III-75
Additional Information About the Boards and Their Committees	III-75
MANAGEMENT ARRANGEMENTS	III-76
The Manager	III-76
Sub-Advisers	III-76
Portfolio Allocation Manager	III-78
Portfolio Managers and Portfolio Manager Compensation	III-78
Certain Conflicts of Interest with Other Accounts	III-84
Code of Ethics	III-85
Distributor	III-85
Transfer and Dividend Disbursing Agent and Custodian	III-86
Funds' Compliance Policies and Procedures	III-87
DETERMINATION OF NAV	III-87
Valuation of Portfolio Securities (funds other than money market funds)	III-87
Valuation of Portfolio Securities (money market funds only)	III-88
Calculation of NAV	III-88
Expense Allocations	III-88
NYSE and Transfer Agent Closings	III-88
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-89
Funds Other Than Money Market Funds	III-89
Money Market Funds	III-89
TAXATION	III-90
Taxation of the Funds	III-90
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-91
Sale, Exchange or Redemption of Shares	III-93
PFICs	III-94
Non-U.S. Taxes	III-94
Foreign Currency Transactions	III-94
Financial Products	III-94
Payments with Respect to Securities Loans	III-95
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-95
Inflation-Indexed Treasury Securities	III-95
Certain Higher-Risk and High Yield Securities	III-95
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-96
Investing in Mortgage Entities	III-96
Tax-Exempt Shareholders	III-97
Backup Withholding	III-97

Foreign (Non-U.S.) Shareholders	III-97
The Hiring Incentives to Restore Employment Act	III-98
Possible Legislative Changes	III-99
Other Tax Matters	III-99
PORTFOLIO TRANSACTIONS	III-99
Trading the Funds' Portfolio Securities	III-100
Soft Dollars	III-102
IPO Allocations	III-103
Disclosure of Portfolio Holdings	III-103
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-104
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-126
Massachusetts Business Trusts	III-126
Fund Shares and Voting Rights	III-126
GLOSSARY	III-126

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

All of the board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law	N/A
David P. Feldman 1939 Board Member	Corporate Director and Trustee	BBH Mutual Funds Group (mutual funds – four portfolios), Director (1992 - present)
Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - 2012)
Lynn Martin 1939 Board Member	President of The Martin Hall Group LLC, a human resources consulting firm (2005 – 2012)

AT&T Inc., a telecommunications company, Director (1999 - 2012)

Ryder System, Inc., a supply chain and transportation management company, Director (1993 - 2012)

The Procter & Gamble Co., a consumer products company, Director (1994 - 2009)

Constellation Energy Group, Inc., Director (2003 - 2009)

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Robin A. Melvin 1963 Board Member

Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote self sufficiency of youth from disadvantaged circumstances (1995 – 2012)

N/A
Dr. Martin Peretz 1939 Board Member	Editor-in-Chief Emeritus of The New Republic Magazine (2010 – present) (previously, Editor-in-Chief, 1974 – 2010) Director of TheStreet.com, a financial information service on the web (1996–2010)	N/A

1Each of the board members serves on the board's audit, nominating, litigation and, with the exception of Mr. DiMartino, compensation committees.

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Lynn Martin	Robin A. Melvin	Martin Peretz

DUSTMMF	1995	2012	1987	2012	1993	2011	2012
AF	1995	2006	1996	1993	2012	2012	2006
DGIF	1995	2006	1994	2006	2012	2012	1991
DIF	1995	2006	1989	1996	2012	2012	2006
DILF	1995	2006	1994	2006	2012	2012	1993
DMFI	2003	2006	2003	2003	2012	2012	2006
DMFII	2003	2006	2003	2003	2012	2012	2006
DMIF	1995	2006	1989	1996	2012	2012	2006
DNJMBF	1995	2012	1987	2012	1993	2011	2012
DPI	1995	2012	1991	2012	1993	2011	2012
DRGF	1995	2006	1994	2006	2012	2012	1971
DUSTITF	1995	2012	1987	2012	1993	2011	2012
DUSTLTF	1995	2012	1987	2012	1993	2011	2012

Each board member has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

• David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets. Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets. Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the NYSE.

• Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is Chairman of the Columbia Business School Board and a Trustee of Ben Gurion University.

• Lynn Martin – Ms. Martin served in the U.S. House of Representatives from 1981 to 1991, the Illinois Senate from 1979 to 1980, and the Illinois House of Representatives from 1977 to 1979. Ms. Martin also served as Co-Chairperson of then-Vice President George H.W. Bush's 1988 presidential campaign, and from 1991 to 1993 served as U.S. Secretary of Labor under President Bush. After her tenure in politics, Ms. Martin was a professor at the Kellogg School of Management, Northwestern University, and also a fellow at Harvard University's Kennedy School of Government. She also has served as an Advisor of Deloitte & Touche LLP and as Chair of its Council for the Advancement of Women. Ms. Martin serves on the Chicago Council on Global Affairs, Coca-Cola International Advisory Council and Deutsche Bank Advisory Council.

• Robin A. Melvin – Ms. Melvin currently serves as a Board member of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Ms. Melvin served as a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

• Dr. Martin Peretz – Dr. Peretz is the Editor-in-Chief Emeritus of The New Republic and was Editor-in-Chief from 1974 until 2010. Dr. Peretz is also the co-founder and a director of TheStreet.com. Previously, Dr. Peretz was a member of the faculty of Harvard University from 1966 through 2002. He currently serves on the boards of a number of significant non-profit organizations.

Committee Meetings

The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

DUSTMMF	3	1	1	0	0
AF (8/31 fiscal year end)	5	1	1	0	0
AF (10/31 fiscal year end)	4	0	0	0	0
DGIF	4	0	0	0	0
DIF	4	0	0	0	0
DILF (8/31 fiscal year end)	5	1	1	0	0
DILF (5/31 fiscal year end)	4	1	1	0	0
DMFI	4	0	0	0	0
DMFII	4	1	1	0	0
DMIF	4	0	0	0	0
DNJMBF	3	1	1	0	0
DPI (10/31 fiscal year end)	4	0	0	0	0
DPI (12/31 fiscal year end)	3	1	1	0	0
DRGF	4	1	1	0	0
DUSTITF	3	1	1	0	0
DUSTLTF	3	1	1	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2013.

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Lynn Martin	Robin A. Melvin	Martin Peretz

DUSTMMF	None	None	None	None	None	None	None
DGARF	None	None	None	None	None	None	None
DGDBF	None	None	None	None	None	None	None
DGRRF	None	None	None	None	None	None	None
DIVF	None	None	None	None	None	None	None
DOMVF	None	None	None	None	None	None	None
DOSCF	None	None	None	None	None	None	None
DOUSSF	None	None	None	None	None	$10,001 - $50,000	None
DSVF	$10,001 - $50,000	None	None	None	None	None	None
DSMF	None	None	None	None	None	None	None
DTGF	None	None	$10,001 - $50,000	$1 - $10,000	None	None	None
DTEMF	None	None	None	None	None	None	None
DTRF	None	None	None	None	None	None	None
DGIF	$10,001 - $50,000	None	None	None	None	None	None
DISIF	None	None	None	None	None	None	None
DS&P	None	None	None	None	None	None	None
DSSIF	None	None	None	None	None	None	None
DBEF	None	None	None	None	None	None	None
DEMF	None	$10,001 - $50,000	None	None	None	None	None
DRLSEF	None	None	None	None	None	None	None
DBOF	None	None	None	None	None	None	None
DMIF	None	None	None	None	None	None	None
DNJMBF	None	None	None	None	None	None	None
DDIF	None	None	None	None	None	None	None
DEAF	None	None	None	None	None	None	None
DGRESF	None	None	None	None	None	None	None
DI	None	None	None	None	None	None	None
DGCF	None	None	None	None	None	None	None
DLCEF	None	None	None	None	None	None	None
DLCGF	None	None	None	None	None	None	None
DSAF	None	None	None	None	None	None	None
DRGF	$10,001-$50,000	None	None	None	None	None	$50,001 - $100,000
DUSTITF	None	None	None	None	None	None	None
DUSTLTF	None	None	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	None	Over $100,000	$50,001 - $100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on March 19, 2014, except that as of June 2, 2013 board members and officers, as a group, owned 1.23% of the Class A shares of Dreyfus Opportunistic U.S. Stock Fund then outstanding.

As of December 31, 2013, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member during 2013, were as follows:

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Lynn Martin	Robin A. Melvin	Martin Peretz

DUSTMMF	$27,420	$5,536	$22,189	$4,220	$19,988	$21,937	$5,536
AF (8/31 fiscal year end)	$47,711	$38,169	$42,351	$38,169	$38,169	$38,169	$35,629
AF (10/31 fiscal year end)	$4,573	$3,658	$4,060	$3,423	$3,658	$3,658	$3,414
DGIF	$7,293	$5,834	$6,475	$5,457	$5,834	$5,834	$5,447
DIF	$50,981	$40,785	$45,271	$38,128	$40,785	$40,785	$38,125
DILF (8/31 fiscal year end)	$371	$296	$324	$296	$296	$296	$277
DILF (5/31 fiscal year end)	$11,401	$9,119	$10,062	$9,119	$7,210	$7,210	$9,119
DMFI	$0	$0	$0	$0	$0	$0	$0
DMFII	$3,048	$2,439	$2,707	$2,281	$2,439	$2,439	$2,282
DMIF	$34,091	$27,273	$30,272	$25,449	$27,273	$27,273	$25,462
DNJMBF	$14,310	$3,261	$11,606	$3,261	$10,454	$11,450	$3,759
DPI (10/31 fiscal year end)	$16,744	$13,393	$14,873	$12,532	$13,393	$13,393	$12,487
DPI (12/31 fiscal year end)	$13,352	$3,331	$10,855	$3,331	$8,745	$10,685	$3,331
DRGF	$10,597	$8,872	$$9,385	$8,478	$$4,432	$4,432	$$8,478
DUSTITF	$2,448	$543	$1,983	$419	$1,786	$1,957	$543
DUSTLTF	$2,142	$532	$1,739	$539	$1,583	$1,713	$539

Total compensation from the funds and fund complex (**)	$1,084,688 (154)	$352,000 (64)	$222,000 (47)	$270,500 (71)	$200,000 (47)	$511,000 (98)	$187,000 (47)

Emeritus Board Members
Fund	James F. Henry+	Rosalind G. Jacobs++	Paul A. Marks+	Daniel Rose+++	Philip L. Toia++++	Sander Vanocur+++

DUSTMMF	$1,259	$1,259	$1,259	$6,912	$18,677	$8,930

Emeritus Board Members
Fund	James F. Henry+	Rosalind G. Jacobs++	Paul A. Marks+	Daniel Rose+++	Philip L. Toia++++	Sander Vanocur+++

AF (8/31 fiscal year end)	$14,502	$2,981	$13,232	$4,729	$31,325	$4,729
AF (10/31 fiscal year end)	$1,397	$227	$1,137	$475	$2,852	$478
DGIF	$2,227	$5,154	$1,818	$758	$4,569	$757
DIF	$15,568	$2,620	$12,860	$5,292	$32,453	$5,292
DILF (8/31 fiscal year end)	$113	$304	$104	$113	$268	$113
DILF (5/31 fiscal year end)	$3,737	$9,880	$3,858	$940	$6,927	$940
DMFI	$0	$0	$0	$0	$0	$0
DMFII	$932	$161	$777	$317	$1,964	$316
DMIF	$10,389	$1,729	$8,559	$3,532	$21,648	$3,514
DNJMBF	$737	$737	$737	$3,220	$9,842	$4,716
DPI (10/31 fiscal year end)	$1,736	$884	$867	$8,127	$10,741	$8,125
DPI (12/31 fiscal year end)	$764	$764	$764	$3,564	$9,411	$4,438
DRGF	$3,878	$10,695	$3,905	$629	$4,432	$629
DUSTITF	$123	$123	$123	$632	$1,676	$804
DUSTLTF	$124	$124	$124	$563	$1,503	$704

Total compensation from the funds and fund complex (**)	$68,500 (47)	$67,000 (64)	$49,000 (47)	$96,250 (64)	$174,390 (57)	$90,250 (64)

* Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2013.

+ Emeritus board member of all funds except DUSTMMF, DNJMBF, DPI, DUSTITF and DUSTLTF. For DUSTMMF, DNJMBF, DPI, DUSTITF and DUSTLTF, Messrs. Henry and Marks received compensation from the funds for attending board meetings in an advisory role although not board members or emeritus board members of these funds.

++ Emeritus board member of DRGF, DGIF and DILF. For the other funds, Ms. Jacobs received compensation from the funds for attending board meetings in an advisory role although not a board member or emeritus board member of these funds.

+++ Emeritus board member of DUSTMMF, DNJMBF, DPI, DUSTITF and DUSTLTF. For the other funds, Messrs. Rose and Vanocur received compensation from the funds for attending board meetings in an advisory role although not board members or emeritus board members of these funds.

++++ Emeritus board member for all funds.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer Inc., an affiliate of the Manager and the transfer agent of the Funds, since May 2011, and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager

69 (142)
J. Charles Cardona[1] 1955 Executive Vice President 2002

President and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division and a Board Member of 23 funds in the Dreyfus Family of Funds since February 2014

12 (19)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	70 (167)
John Pak 1968 Chief Legal Officer 2013

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal

70 (167)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	70 (167)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	70 (167)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	70 (167)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	70 (167)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	70 (167)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (167)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management	70 (167)
Robert M. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	70 (167)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (167)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	70 (167)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	70 (167)
Robert S. Robol 1964 Assistant Treasurer 2005	Senior Accounting Manager – Fixed Income Funds of the Manager	70 (167)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	70 (167)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of the Manager	70 (167)
Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management

65 (162)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	70 (167)

1 Dreyfus U.S. Treasury Intermediate Term Fund only.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION

(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DGARF	N/A
DGDBF	N/A
DGRRF	Iain Stewart
DIVF	N/A
DOMVF	N/A
DOSCF	N/A
DOUSSF	James Boyd, Brian R. Duncan, Shirley E. Mills, David M. Sealy, Robin Wehbe
DSVF	N/A
DSMF	N/A
DTGF	N/A
DTEMF	Catherine Elmore, Jay Malikowski
DTRF	N/A
DGIF	Barry Mills, Brian Ferguson, David Sealy
DISIF	Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith
DS&P	Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith
DSSIF	Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith
DBEF	N/A
DEMF	N/A
DRLSEF	Raymond S. Bowers III, Michael W. Holton, Charles Silberstein and Robin Wehbe
DBOF	N/A
DMIF	Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith
DNJMBF	N/A
DDIF	N/A
DEAF	N/A
DGRESF	N/A
DGCF	N/A
DI	N/A
DLCEF	N/A
DLCGF	N/A
DSAF	N/A

Fund	Additional Portfolio Managers

DRGF	Connie DeBoever, Daphne Karydas, Timothy McCormick, Rick Rosania, Charles Silberstein, Erik Swords, Leigh N. Todd
DUSTITF	N/A
DUSTLTF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

John Bailer	11	$4.2B	2	$235.9M	36	$3.9B
Daniel Barton	6	$1.21B	None	N/A	None	N/A
Robert Bayston	6	$1.40B	4	$157.40M	59	$8.89B
Lowell Bennett	14	$7.60B	31	$15.90B	29	$10.10B
C. Wesley Boggs	16	$3.422M	17	$623.0M	50	$6.41M
David Bowser	4	$1.48B	6	$881M	159	$21.46B
James Boyd	7	$3.6B	2	$540.2M	31	$3.5B
Paul Brain	1	$11.24M	8	$2.74B	6	$1.56B
E. Todd Briddell	4	$419.25M	10	$1.15B	39	$4.17B
Richard Brown	96	$77.56B	97	$78.05B	77	$114.64B
Jeffrey Burger	8	$3.01B	None	N/A	63	$353.20M
Raymond Chan	3	$387.6M	4	$167.9M	3	$57.9M
Warren Chiang	16	$3.42M	17	$623M	50	$6.41M
Howard Cunningham	None	N/A	6	$953.48M	1	$197.56M
Vassilis Dagioglu	10	$1.46B	52	$9.44B	39	$4.47B
David A. Daglio	7	$3.6B	2	$540.2M	31	$3.5B
Jonathan Day	None	N/A	1	$66.56M	2	$134.90M
Thomas Durante	96	$77.55B	97	$78.05B	77	$114.64B
Dale Dutile	7	$3.6B	2	$540.2M	31	$3.5B
Brian C. Ferguson	11	$4.2B	2	$235.9M	36	$3.9B
Sean P. Fitzgibbon	14	$4.5B	5	$328.1M	20	$2.7B
Dean Frankel	4	$419.25M	8	$1.12B	38	$3.87B
Ron Gala	16	$3.42M	17	$623M	50	$6.41M
Bruno de Godoy Garcia	None	N/A	7	$942.26M	11	$777.98M
Matthew Griffin	14	$5.6B	3	$210.0M	17	$1.4B
James Harries	1	$136.04M	4	$6.31B	2	$963.70M
D. Kirk Henry	4	$1.5B	3	$307.7M	16	$1.2B
Richard B. Hoey	6	$880.1M	None	N/A	None	N/A
David Horsfall	5	$1.48B	9	$1.48B	159	$22.23B
Suzanne Hutchins	1	$170M	2	$800M	None	N/A
Alexander Kozhemiakin	2	$3.24B	16	$6.34B	22	$3.09B
David Kwan	14	$7.60B	31	$15.90B	29	$10.10B
William Liu	1	$362.5M	2	$198.6M	None	N/A
Joseph Miletich	10	$1.46B	52	$9.44B	39	$4.47B
Barry K. Mills	14	$5.6B	3	$210.0M	17	$1.4B
Irene D. O'Neill	5	$908.90M	1	$7.00M	3,862	$3.15B

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Nate Pearson	3	$575.50M	None	N/A	None	N/A
Rogério Poppe	1	$22.47M	2	$426.28M	17	$745.93M
Abhijit Sarkar	2	$28.2M	None	N/A	None	N/A
David M. Sealy	14	$5.6B	3	$210.0M	17	$1.4B
Hugh Simon	3	$387.6M	4	$1.64B	1	$8.9M
Warren Skillman	11	$3.30B	7	$2.70B	17	$3.30B
Elizabeth Slover	14	$5.6B	3	$210.0M	17	$1.4B
Clifford Smith	4	$1.5B	3	$307.7M	16	$1.2B
James Stavena	10	$1.46B	52	$9.44B	39	$4.47B
Keith Stransky	6	$881.7M	1	$13.1M	6	$561.0M
Vijaya Subramanian	2	$25.6M	None	N/A	None	N/A
Erik Swords	13	$4.7B	3	$87.2M	18	$1.2B
Karen Wong	96	$77.55B	97	$78.05B	77	$114.64B
Torrey Zaches	10	$1.46B	52	$9.44B	39	$4.47B

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

John Bailer	Other Accounts	3	$692.00M
C. Wesley Boggs	Other Pooled Investment Vehicles	2	$120.62M
C. Wesley Boggs	Other Accounts	9	$909.63M
James Boyd	Other Accounts	2	$993.00M
Paul Brain	Other Accounts	1	$323.96M
E. Todd Briddell	Other Accounts	9	$1.38B
Raymond Chan	Other Pooled Investment Vehicles	3	$57.9M
Warren Chiang	Other Pooled Investment Vehicles	2	$120.62M
Warren Chiang	Other Accounts	9	$909.63M
Vassilis Dagioglu	Other Pooled Investment Vehicles	6	$393.00M
Vassilis Dagioglu	Other Accounts	14	$2.92B
David A. Daglio	Other Accounts	2	$993.00M
Jonathan Day	Other Pooled Investment Vehicles	1	$66.56M
Dale Dutile	Other Accounts	2	$993.00M
Brian C. Ferguson	Other Accounts	3	$692.00M
Sean Fitzgibbon	Other Accounts	1	$66.60M
Dean Frankel	Other Accounts	9	$1.38B
Ron Gala	Other Pooled Investment Vehicles	2	$120.62M
Ron Gala	Other Accounts	9	$909.63M
Bruno de Godoy Garcia	Other Pooled Investment Vehicles	4	$605.06M
Bruno de Godoy Garcia	Other Accounts	8	$574.04M
Matthew Griffin	Other Accounts	2	$16.00M
Joseph Miletich	Other Pooled Investment Vehicles	6	$393.00M
Joseph Miletich	Other Accounts	14	$2.92B
Barry Mills	Other Accounts	2	$16.00M

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Rogério Poppe	Other Accounts	6	$559.66M
David Sealy	Other Accounts	2	$16.00M
Hugh Simon	Other Pooled Investment Vehicle	1	$8.9M
Elizabeth Slover	Other Accounts	2	$16.00M
James Stavena	Other Pooled Investment Vehicles	6	$393.00M
James Stavena	Other Accounts	14	$2.92B
Erik Swords	Other Accounts	2	$16.00M
Torrey Zaches	Other Pooled Investment Vehicles	6	$393.00M
Torrey Zaches	Other Accounts	14	$2.92B

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John Bailer	DSVF	$100,001 - $500,000
	DGIF	None
Daniel Barton	DNJMBF	None
Robert Bayston	DUSTITF	None
	DUSTLTF	None
Lowell Bennett	DTRAF	None
C. Wesley Boggs	DSMF	None
David Bowser	DBOF	None
James Boyd	DOMVF	None
	DOSCF	$50,001 - $100,000
	DOUSSF	$50,001 - $100,000
	DSVF	None
Paul Brain	DGDBF	None
Richard Brown	DISIF	None
	DS&P	None
	DSSIF	None
	DMIF	None
Jeffrey Burger	DNJMBF	None
Raymond Chan	DEAF	None
	DGCF	None
	DI	None
Warren Chiang	DSMF	None
Howard Cunningham	DGDBF	None
Vassilis Dagioglu	DGARF	None
	DTRF	None
David A. Daglio	DOMVF	$100,001 - $500,000
	DOSCF	$500,001 - $1,000,000
	DOUSSF	None
Jonathan Day	DGDBF	None
Thomas Durante	DS&P	None
	DISIF	None
	DSSIF	$100,001 - $500,000
	DMIF	None
Dale Dutile	DOMVF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	DOSCF	$100,001 - $500,000
Brian C. Ferguson	DSVF	Over $1,000,000
	DBOF	None
Sean Fitzgibbon	DBOF	None
	DTEMF	None
Dean Frankel	DGRESF	None
Ron Gala	DSMF	None
Bruno de Godoy Garcia	DBEF	None
Matthew Griffin	DTGF	$50,001 - $100,000
	DRLSEF	$50,001 - $100,000
James Harries	DGRRF	None
D. Kirk Henry	DIVF	None
	DEMF	$10,001 - $50,000
Richard B. Hoey	DDIF	None
	DSAF	None
David Horsfall	DBOF	None
Suzanne Hutchins	DGRRF	None
Alexander Kozhemiakin	DTEMF	None
David Kwan	DTRAF	None
William Liu	DGCF	None
Joseph Miletich	DGARF	$50,001 - $100,000
	DTRF	$100,001 - $500,000
Barry K. Mills	DTGF	$10,001 - $50,000
	DRGF	None
Irene D. O’Neill	DLCEF	None
	DLCGF	None
Nate Pearson	DUSTITF	None
	DUSTLTF	None
Rogério Poppe	DBEF	None
Abhijit Sarkar	DEAF	None
	DI	None
David M. Sealy	DRGF	$10,001 - $50,000
Hugh Simon	DEAF	None
	DGCF	None
	DI	None
Warren Skillman	DEMF	None
Elizabeth Slover	DOUSSF	None
	DTGF	$100,001 - $500,000
	DGIF	None
	DRLSEF	None
	DRGF	$100,001 - $500,000
Clifford Smith	DIVF	$10,001 - $50,000
	DEMF	$10,001 - $50,000
James Stavena	DGARF	None
	DTRF	None
Keith Stransky	DDIF	None
	DSAF	None
Erik Swords	DTGF	$1 - $10,000
Karen Wong	DISIF	None
	DS&P	None
	DSSIF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	DMIF	None
Torrey Zaches	DGARF	None
	DTRF	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DGARF	$124,771	$118,890	$5,881	$240,215	$119,264	$120,951	$219,531	$106,389	$113,142
DGDBF	$70,427	$70,427	$0	$59,777	$59,777	$0	$27,939	$27,939	$0
DGRRF	$854,373	$6,487	$847,886	$361,553	$50,461	$311,092	$98,295	$98,295	$0
DTEMF	$804,271	$1,688	$802,583	$590,296	$31,755	$558,541	$183,510	$90,407	$93,103
DTRF	$2,314,921	$118,890	$2,196,031	$1,105,673	$0	$1,105,673	$784,821	$0	$784,821
DIVF	$1,515,719	$151,575	$1,364,144	$1,781,710	$178,171	$1,603,539	$2,591,312	$126,749	$2,464,563
DOMVF	$11,916,347	$0	$11,916,347	$8,584,071	$0	$8,584,071	$11,297,783	$0	$11,297,783
DOSCF	$5,376,753	$0	$5,376,753	$4,371,005	$0	$4,371,005	$5,471,182	$0	$5,471,182
DOUSSF	$37,871	$37,871	$0	$17,744	$17,744	$0	--	--	--
DSVF	$9,013,668	$2,057,229	$6,956,439	$7,571,797	$2,272,053	$5,299,744	$6,114,990	$1,903,729	$4,211,261
DSMF	$805,736	$156,885	$648,851	$460,046	$0	$460,046	$734,284	$0	$734,284
DTGF	$1,953,020	$0	$1,953,020	$2,058,370	$0	$2,058,370	$2,517,834	$0	$2,517,834
DBEF	$377,447	$106,377	$271,070	$514,008	$0	$514,008	$535,051	$0	$535,051
DEMF	$12,143,985	$692,671	$11,451,314	$14,430,405	$0	$14,430,405	$15,347,240	$0	$15,347,240
DRGF	$7,384,176	$920,443	$6,463,733	$2,998,519	$220,917	$2,777,602	$1,325,962	$0	$1,325,962
DGIF	$4,850,053	$0	$4,850,053	$3,877,457	$0	$3,877,457	$4,192,771	$0	$4,192,771
DISIF	$1,788,157	$45,638	$1,742,519	$1,567,962	$21,406	$1,546,556	$1,988,274	$27,675	$1,960,599
DS&P	$6,346,420	$233,960	$6,112,460	$5,769,159	$111,458	$5,657,701	$5,926,662	$125,859	$5,800,803
DSSIF	$3,387,886	$123,481	$3,264,405	$2,736,705	$53,111	$2,683,594	$2,784,654	$57,857	$2,726,797
DRLSEF	$87,263	$87,263	$0	-	-	-	-	-	-
DBOF	$2,085,197	$262,249	$1,822,948	$2,035,054	$0	$2,035,054	$2,305,789	$0	$2,305,789
DMIF	$7,376,003	$268,132	$7,107,871	$6,060,549	$117,690	$5,942,859	$6,210,179	$129,832	$6,080,347
DDIF*	-	-	-	-	-	-	-	-	-
DEAF	$405,548	$180,025	$225,523	$628,921	$235,663	$393,258	$1,351,598	$0	$1,351,598
DGCF	$4,614,031	$538,190	$4,075,841	$5,487,499	$190,303	$5,297,196	$10,883,496	$0	$10,883,496
DGRESF	$4,773,894	$17,847	$4,756,047	$3,383,266	-	$3,383,266	$1,945,229	$0	$1,945,229
DI	$28,556	$28,556	$0	$37,308	$37,308	$0	$17,934	$17,934	$0
DSAF*	-	-	-	-	-	-	-	-	-

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DUSTMMF	$5,698,921	$5,698,921	$0	$4,998,436	$4,998,436	$0	$5,456,434	$4,979,775	$476,659
DNJMBF	$3,676,707	-	$3,676,707	$3,433,011	$0	$3,433,011	$3,714,698	$0	$3,714,698
DLCEF	$1,414,767	-	$1,414,767	$1,296,060	$16,894	$1,279,166	$1,249,718	$63,764	$1,185,954

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DLCGF	$244,506	$23,750	$220,756	$347,559	$15,742	$331,817	$461,521	$29,638	$431,883
DUSTITF	$467,673	$190,717	$276,956	$637, 572	$358,621	$278,951	$798,687	$438,803	$359,884
DUSTLTF	$393,113	$218,764	$174,349	$408,405	$274,821	$133,584	$418,229	$255,915	$162,314

* The Manager receives no compensation for its management services to the funds. However, the Underlying Funds pay management fees to the Manager or its affiliates.

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DGARF	Mellon Capital	0.65%	0.65%
DGDBF	Newton	0.22%	0.00%
DGRRF	Newton	0.36%	0.31%
DTRF	Mellon Capital	0.65%	0.47%
DSMF	Mellon Capital	0 up to $100 million 0.25% $100 million up to $1 billion 0.20% $1 billion up to $1.5 billion 0.16% $1.5 billion or more 0.10%	0.21%
DBEF	ARX	0.60%	0.60%
DEAF	Hamon	0.625%	0.625%
DGRESF	CenterSquare	0.46%	0.45%
DGCF	Hamon	0.625%	0.612%
DI	Hamon	0.625%	0.625%

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DSMF/Mellon Capital	$221,740	$0	$221,740	$218,029	$0	$218,029	$352,456	$0	$352,456
DGARF/Mellon Capital	$59,890	$54,323	$5,567	$115,303	$106,714	$8,589	$105,375	$91,919	$13,456
DTRF/Mellon Capital	$1,111,162	$119,640	$991,522	$530,723	$0	$530,723	$376,714	$0	$376,714
DBEF/ARX	$187,543	$81,397	$106,146	$251,617	$0	$251,617	$258,143	$0	$258,143
DGDBF/ Newton	$33,805	$33,805	$0	$28,693	$28,693	$0	$13,411	$0	$13,411
DGRRF/ Newton	$367,381	$12,547	$354,834	$158,050	$31,377	$126,673	$42,267	$0	$42,267
DRLSEF/ TBCAM	$41,886	$41,444	$442	--	--	--	--	--	--
DEAF/ Hamon	$202,670	$0	$202,670	$314,706	$0	$314,706	$675,799	$0	$675,799
DGCF/ Hamon	$2,305,928	$269,095	$2,036,833	$2,746,561	$46,322	$2,700,239	$5,441,748	$0	$5,441,748
DI/Hamon	$14,270	$0	$14,270	$18,665	$0	$18,665	$8,967	$0	$8,967
DGRESF/ CenterSquare	$2,846,455	$20,126	$2,826,330	$1,623,968	$4,190	$1,619,778	$933,710	$877	$932,833

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2013 Fiscal Year	2012 Fiscal Year	2011 Fiscal Year

DIVF	Total commissions (A shares)	$7,907	$2,219	$3,078
	Commission amount retained	$1,399	$1,829	$2,318
	Total CDSCs	$295	$81	$4,504
	CDSC amount retained	$295	$81	$4,504

DOMVF	Total commissions (A shares)	$508,639	$33,650	$92,334
	Commission amount retained	$66,543	$18,097	$91,859
	Total CDSCs	$3,746	$10,611	$4,176
	CDSC amount retained	$3,746	$10,611	$4,176

DOUSSF	Total commissions (A shares)	$9,005	$41	$2,039
	Commission amount retained	$1,192	$54	$50
	Total CDSCs	$0	$0	$20
	CDSC amount retained	$0	$0	$20

DSVF	Total commissions (A shares)	$162,421	$5,525	--
	Commission amount retained	$23,890	$364	--
	Total CDSCs	$6,237	$1,291	--
	CDSC amount retained	$6,237	$1,291	--

DSMF	Total commissions (A shares)	$24,827	$8,435	$4,838
	Commission amount retained	$3,770	$1,875	$3,029
	Total CDSCs	$264	$3,909	$4,213
	CDSC amount retained	$264	$3,909	$4,213

DTGF	Total commissions (A shares)	$48,901	$17,706	$24,954
	Commission amount retained	$6,916	$8,487	$22,460
	Total CDSCs	$1,821	$1,324	$6,608
	CDSC amount retained	$1,821	$1,324	$6,608

DBEF	Total commissions (A shares)	$75,444	$48,464	$58,715
	Commission amount retained	$12,678	$22,823	$32,228
	Total CDSCs	$68	$771	$3,815
	CDSC amount retained	$68	$771	$3,815

DEMF	Total commissions (A shares)	$76,917	$46,751	$73,156
	Commission amount retained	$11,023	$46,751	$61,983
	Total CDSCs	$2,208	$8,125	$19,609
	CDSC amount retained	$2,208	$8,125	$19,609

DRGF	Total commissions (A shares)	$171,367	$43,145	$187,865
	Commission amount retained	$35,469	$10,777	$1,157
	Total CDSCs	$2,076	$1,744	$0
	CDSC amount retained	$2,076	$1,744	$0

DGARF	Total commissions (A shares)	$11,526	$6,007	$3,204
	Commission amount retained	$1,804	$2,553	$2,887
	Total CDSCs	$320	$0	$0
	CDSC amount retained	$320	$0	$0

DGDBF	Total commissions (A shares)	$3,029	$733	$0
	Commission amount retained	$270	$521	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DGRRF	Total commissions (A shares)	$16,893	$6,203	$5,170
	Commission amount retained	$1,747	$2,180	$4,010
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DTEMF	Total commissions (A shares)	$55	$38	$2,628
	Commission amount retained	$2	$38	$2,628
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DTRF	Total commissions (A shares)	$53,782	$1,377	$8,080
	Commission amount retained	$5,859	$166	$2,117
	Total CDSCs	$449	$37	$1,065
	CDSC amount retained	$449	$37	$1,065

DRLSEF	Total commissions (A share)	$0	$0	$0
	Commission amount retained	$0	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DBOF	Total commissions (A shares)	$95,531	$46,215	$33,565
	Commission amount retained	$15,379	$11,074	$16,289
	Total CDSCs	$7,607	$2,330	$19,531
	CDSC amount retained	$7,607	$2,330	$19,531

DDIF	Total commissions (A shares)	$1,700	$269	$490
	Commission amount retained	$209	$83	$365
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DEAF	Total commissions (A shares)	$12,115	$16,491	$28,284
	Commission amount retained	$3,043	$6,111	$27,298
	Total CDSCs	$490	$3,657	$49,006
	CDSC amount retained	$490	$3,657	$49,006

DGCF	Total commissions (A shares)	$195,088	$141,624	$183,173
	Commission amount retained	$28,880	$73,382	$178,042
	Total CDSCs	$11,921	$30,649	$98,659
	CDSC amount retained	$11,921	$30,649	$98,659

DI	Total commissions (A shares)	$11,999	$5,525	$2,039
	Commission amount retained	$1,452	$364	$50

	Total CDSCs	$331	$1,291	$20
	CDSC amount retained	$331	$1,291	$20

DGRESF	Total commissions (A shares)	$33,502	$2,093	$1,632
	Commission amount retained	$4,817	$2,093	$1,632
	Total CDSCs	$1,779	$0	$23
	CDSC amount retained	$1,779	$0	$23

DSAF	Total commissions (A shares)	$0	$0	$3,554
	Commission amount retained	$0	$0	$742
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

Fund		2012 Fiscal Year	2011 Fiscal Year	2010 Fiscal Year

DNJMBF	Total commissions (A shares)	$75,534	$7,549	$83,697
	Commission amount retained	$10,159	$5,210	$25,751
	Total CDSCs	$449	$615	$1,653
	CDSC amount retained	$449	$615	$1,653

DLCEF	Total commissions (A shares)	$1,939	$877	$871
	Commission amount retained	$482	$877	$737
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DLCGF	Total commissions (A shares)	$5,493	$488	$439
	Commission amount retained	$1,729	$413	$346
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount reimbursed to Portfolio Pursuant to Undertaking in Effect	Total Amount

DUSTMMF	Shareholder Services Plan	N/A	$433,821	N/A	N/A	$433,821

DGARF	Distribution Plan	Class C	$5,812	N/A	N/A	$5,812

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount reimbursed to Portfolio Pursuant to Undertaking in Effect	Total Amount

	Shareholder Services Plan	Class A	$10,606	N/A	N/A	$10,606
		Class C	$1,937	N/A	N/A	$1,937

DGDBF	Distribution Plan	Class C	$4,857	N/A	N/A	$4,857
	Shareholder Services Plan	Class A	$4,012	N/A	N/A	$4,012
		Class C	$1,619	N/A	N/A	$1,619

DGRRF	Distribution Plan	Class C	$18,810	N/A	N/A	$18,810
	Shareholder Services Plan	Class A	$64,217	N/A	N/A	$64,217
		Class C	$6,270	N/A	N/A	$6,270

DIVF	Distribution Plan	Class C	$60,716	N/A	N/A	$60,716
	Shareholder Services Plan	Class A	$207,798	N/A	N/A	$207,798
		Class C	$20,239	N/A	N/A	$20,239

DOMVF	Distribution Plan	Class C	$229,493	N/A	N/A	$229,493
	Shareholder Services Plan	Class A	$2,836,537	N/A	N/A	$2,836,537
		Class C	$76,498	N/A	N/A	$76,498

DOSCF	Shareholder Services Plan	N/A	$1,792,251	N/A	N/A	$1,792,251

DOUSSF	Distribution Plan	Class C	$326	N/A	N/A	$326
	Shareholder Services Plan	Class A	$2,795	N/A	N/A	$2,795
		Class C	$109	N/A	N/A	$109

DSVF	Distribution Plan	Class C	$379,795	N/A	N/A	$379,795

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount reimbursed to Portfolio Pursuant to Undertaking in Effect	Total Amount

	Shareholder Services Plan	Class A	$2,379,490	N/A	N/A	$2,379,490
		Class C	$126,598	N/A	N/A	$126,598

DSMF	Distribution Plan	Class C	$111,473	N/A	N/A	$111,473
	Shareholder Services Plan	Class A	$122,805	N/A	N/A	$122,805
		Class C	$37,158	N/A	N/A	$37,158

DTGF	Distribution Plan	Class C	$195,997	N/A	N/A	$195,997
	Shareholder Services Plan	Class A	$553,676	N/A	N/A	$553,676
		Class C	$65,332	N/A	N/A	$65,332

DTEMF	Distribution Plan	Class C	$5,152	N/A	N/A	$5,152
	Shareholder Services Plan	Class A	$3,037	N/A	N/A	$3,037
		Class C	$1,718	N/A	N/A	$1,718

DTRF	Distribution Plan	Class C	$60,186	N/A	N/A	$60,186
	Shareholder Services Plan	Class A	$41,562	N/A	N/A	$41,562
		Class C	$20,062	N/A	N/A	$20,062

DGIF	Shareholder Services Plan	N/A	$611,700	N/A	N/A	$611,700

DISIF	Shareholder Services Plan	N/A	$1,277,255	N/A	N/A	$1,277,255

DS&P	Shareholder Services Plan	N/A	$6,346,420	N/A	N/A	$6,346,420

DSSIF	Shareholder Services Plan	N/A	$3,387,886	N/A	N/A	$3,387,886

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount reimbursed to Portfolio Pursuant to Undertaking in Effect	Total Amount

+DBEF	Distribution Plan	Class C	$36,595	N/A	N/A	$36,595
	Shareholder Services Plan	Class A	$52,794	N/A	N/A	$52,794
		Class C	$12,198	N/A	N/A	$12,198

DEMF	Distribution Plan	Class C	$181,650	N/A	N/A	$181,650
	Shareholder Services Plan	Class A	$728,094	N/A	N/A	$728,094
		Class C	$60,550	N/A	N/A	$60,550

DRLSEF	Distribution Plan	Class C	$193	N/A	N/A	$193
	Shareholder Services Plan	Class A	$86	N/A	N/A	$86
		Class C	$65	N/A	N/A	$65

DBOF	Distribution Plan	Class C	$244,148	N/A	N/A	$244,148
	Shareholder Services Plan	Class A	$413,615	N/A	N/A	$413,615
		Class C	$81,383	N/A	N/A	$81,383
		Class Z	$34,540	N/A	N/A	$34,540

DMIF	Shareholder Services Plan	N/A	$7,376,003	N/A	N/A	$7,376,003

DNJMBF	Distribution Plan	Class C	$73,990	N/A	N/A	$73,990
	Shareholder Services Plan	Class A	$1,147,133	N/A	N/A	$1,147,133
		Class C	$24,663	N/A	N/A	$24,663
		Class Z	$78,949	N/A	N/A	$78,949

DDIF	Distribution Plan	Class C	$1,089	N/A	N/A	$1,089
	Shareholder Services Plan	Class A	$20,917	N/A	N/A	$20,917
		Class C	$363	N/A	N/A	$363

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount reimbursed to Portfolio Pursuant to Undertaking in Effect	Total Amount

DEAF	Distribution Plan	Class C	$58,435	N/A	N/A	$58,435
	Shareholder Services Plan	Class A	$46,183	N/A	N/A	$46,183
		Class C	$19,478	N/A	N/A	$19,478

DGRESF	Distribution Plan	Class C	$9,416	N/A	N/A	$9,416
	Shareholder Services Plan	Class A	$23,929	N/A	N/A	$23,929
		Class C	$3,139	N/A	N/A	$3,139

DGCF	Distribution Plan	Class C	$770,115	N/A	N/A	$770,115
	Shareholder Services Plan	Class A	$515,804	N/A	N/A	$515,804
		Class C	$256,705	N/A	N/A	$256,705

DI	Distribution Plan	Class C	$4,420	N/A	N/A	$4,420
	Shareholder Services Plan	Class A	$3,205	N/A	N/A	$3,205
		Class C	$1,473	N/A	N/A	$1,473

DLCEF	Distribution Plan	Class C	$836	N/A	N/A	$836
	Shareholder Services Plan	Class A	$1,504	N/A	N/A	$1,504
		Class C	$279	N/A	N/A	$279

DLCGF	Distribution Plan	Class C	$1,200	N/A	N/A	$1,200
	Shareholder Services Plan	Class A	$2,793	N/A	N/A	$2,793
		Class C	$400	N/A	N/A	$400

DSAF	Distribution Plan	Class C	$752	N/A	N/A	$752

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount reimbursed to Portfolio Pursuant to Undertaking in Effect	Total Amount

	Shareholder Services Plan	Class A	$925	N/A	N/A	$925
		Class C	$251	N/A	N/A	$251

DRGF	Distribution Plan	Class C	$669,937	N/A	N/A	$669,937
	Shareholder Services Plan	Class A	$1,244,137	N/A	N/A	$1,244,137
		Class C	$223,312	N/A	N/A	$223,312
		Class Z	$536,311	N/A	N/A	$536,311

DUSTITF	Shareholder Services Plan	N/A	$88,687	N/A	N/A	$88,687

DUSTLTF	Shareholder Services Plan	N/A	$81,580	N/A	N/A	$81,580

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DGARF	$11.93	5.75% of offering price (6.10% of NAV per share)	$0.73	$12.66
DGDBF	$12.59	4.50% of offering price (4.71% of NAV per share)	$0.59	$13.18
DGRRF	$14.75	5.75% of offering price (6.10% of NAV per share)	$0.90	$15.65
DIVF	$11.54	5.75% of offering price (6.10% of NAV per share)	$0.70	$12.24
DOMVF	$38.27	5.75% of offering price (6.10% of NAV per share)	$2.33	$40.60

Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DOUSSF	$17.75	5.75% of offering price (6.10% of NAV per share)	$1.08	$18.83
DSVF	$37.27	5.75% of offering price (6.10% of NAV per share)	$2.27	$39.54
DSMF	$26.49	5.75% of offering price (6.10% of NAV per share)	$1.62	$28.11
DTGF	$38.16	5.75% of offering price (6.10% of NAV per share)	$2.33	$40.49
DTEMF	$12.22	5.75% of offering price (6.10% of NAV per share)	$0.75	$12.97
DTRF	$14.18	5.75% of offering price (6.10% of NAV per share)	$0.87	$15.05
DBEF	$10.25	5.75% of offering price (6.10% of NAV per share)	$0.63	$10.88
DEMF	$9.65	5.75% of offering price (6.10% of NAV per share)	$0.59	$10.24
DRLSEF	$12.79	5.75% of offering price (6.10% of NAV per share)	$0.78	$13.57
DBOF	$21.43	5.75% of offering price (6.10% of NAV per share)	$1.31	$22.74
DNJMBF	$13.42	4.50% of offering price (4.71% of NAV per share)	$0.63	$14.05
DDIF	$11.69	5.75% of offering price (6.10% of NAV per share)	$0.71	$12.40
DEAF	$8.32	5.75% of offering price (6.10% of NAV per share)	$0.51	$8.83
DGRESF	$8.71	5.75% of offering price (6.10% of NAV per share)	$0.53	$9.24
DGCF	$41.67	5.75% of offering price (6.10% of NAV per share)	$2.54	$44.21
DI	$6.93	5.75% of offering price (6.10% of NAV per share)	$0.42	$7.35
DLCEF	$11.38	5.75% of offering price (6.10% of NAV per share)	$0.69	$12.07
DLCGF	$7.44	5.75% of offering price (6.10% of NAV per share)	$0.45	$7.89
DSAF	$15.78	5.75% of offering price (6.10% of NAV per share)	$0.96	$16.74
DRGF	$10.83	5.75% of offering price (6.10% of NAV per share)	$0.66	$11.49

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DNJMBF

AAA	Aaa	AAA	13.7%
AA	Aa	AA	26.4%
A	A	A	39.4%

Fitch	Moody's	S&P	DNJMBF

BBB	Baa	BBB	16.5%
BB	Ba	BB	0.2%
B	B	B	1.6%
F1	M161/P1	SP1/A1	0.4%
Not Rated	Not Rated	Not Rated	1.8%*
Total			100.0%

*Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.3%), A/A (0.4%) and BBB/Baa (1.1%).

RATINGS OF CORPORATE DEBT SECURITIES

The average distribution of investments (at value) in corporate debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in corporate debt securities was as follows:

Fitch	Moody's	S&P	DGDBF

AAA	Aaa	AAA	40.4%
AA	Aa	AA	7.5%
A	A	A	13.9%
BBB	Baa	BBB	12.3%
BB	Ba	BB	9.1%
B	B	B	8.1%
CCC	Caa	CCC	1.8%
CC	Ca	CC	0.1%
Not Rated	Not Rated	Not Rated	1.2%*
Total			94.4%**

*Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following category: A/A (0.1%), Baa/BBB (0.1%), Ba/BB (0.3%) and Ccc/CCC (0.7%).

**DGDBF also owns equity securities (4.2%).

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DUSTMMF	N/A

DGARF	N/A

DGDBF	Barclays Capital Inc.	$92,000
	J.P. Morgan Securities LLC	$138,000
	Credit Suisse (USA) Inc.	$75,000
	UBS Securities LLC	$86,000

DGRRF	Citigroup Inc.	$2,183,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DIVF	Barclays Capital Inc.	$2,225,000
	Credit Suisse (USA) Inc.	$590,000
	Deutsche Bank Securities Inc.	$2,225,000
	UBS Securities LLC	$1,847,000

DOMVF	N/A

DOSCF	N/A

DOUSSF	Citigroup Inc.	$273,000

DSVF	Bank of America NA	$34,156,000
	Citigroup Inc.	$37,311,000
	Goldman, Sachs & Co.	$21,062,000
	J.P. Morgan Securities LLC	$45,085,000
	Morgan Stanley	$10,552,000

DSMF	N/A

DTGF	N/A

DTEMF	N/A

DTRF	Bank of America NA	$767,000
	Barclays Capital Inc.	$327,000
	Citigroup Inc.	$754,000
	Credit Suisse Securities (USA) Inc.	$238,000
	Deutsche Bank Securities Inc.	$251,000
	Goldman, Sachs & Co.	$360,000
	J.P. Morgan Securities LLC	$992,000
	Morgan Stanley	$216,000
	Nomura Securities International, Inc.	$185,000
	UBS Securities LLC	$358,000
	Wells Fargo & Co.	$1,090,000

DGIF	Bank of America NA	$4,480,000
	Goldman, Sachs & Co.	$6,144,000
	J.P. Morgan Securities LLC	$16,768,000

DISIF	Barclays Capital Inc.	$2,822,000
	Credit Suisse Securities (USA) Inc.	$2,039,000
	Deutsche Bank Securities Inc.	$2,157,000
	HSBC Securities (USA) Inc.	$8,888,000
	UBS Securities LLC	$3,082,000

DS&P	Bank of America NA	$15,962,000
	Citigroup Inc.	$17,814,000
	Goldman, Sachs & Co.	$10,491,000
	J.P. Morgan Securities LLC	$30,205,000
	Morgan Stanley	$4,845,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DSSIF	N/A

DBEF	ITAU USA Securities Inc.	$2,222,0000

DEMF	N/A

DRLSEF	Bank of America NA	$216,000
	Deutsche Bank Securities Inc.	$244,000
	Goldman, Sachs & Co.	$232,000

DBOF	Bank of America NA	$5,529,000
	J.P. Morgan Securities LLC	$7,481,000
	Citigroup, Inc.	$5,004,000
	Goldman, Sachs & Co.	$2,731,000
	HSBC Securities (USA) Inc.	$304,000
	Morgan Stanley	$1,825,000
	Wells Fargo & Co.	$3,294,000

DMIF	N/A

DNJMBF	N/A

DDIF	N/A

DEAF	N/A

DGRESF	N/A

DGCF	N/A

DI	N/A

DLCEF	N/A

DLCGF	N/A

DSAF	N/A

DRGF	N/A

DUSTITF	N/A

DUSTLTF	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2013 Fiscal Year		2012 Fiscal Year		2011 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DIVF	$212,488	--	$210,365	--	$434,344	--
DOMVF	$2,077,123	$196,947	$2,047,739	$957,522	$3,890,966	$270,617
DOSCF	$1,593,573	$786,203	$1,652,805	$681,385	$3,153,276	$1,752,925
DOUSSF	$6,686	$1,873	$3,373	$42	--	--
DSVF	$1,025,641	$205,389	$1,133,485	$41,255	$1,047,482	$387,610
DSMF	$50,841	--	$58,349	--	$90,785	--
DTGF	$259,924	$465	$355,202	$9,022	$627,517	$17,827
DBEF	$31,524	--	$34,048	--	$65,181	--
DEMF	$2,244,656	--	$2,351,176	--	$3,813,803	--
DRGF	$557,683	--	$508,740	$17,121	$284,287	--
DGARF	$14,461	--	$23,606	--	$16,857	--
DGDBF	$3,099	--	$1,498	--	$1,702	--
DGRRF	$81,441	--	$29,868	--	$14,949	--
DTEMF	$181,841	--	$121,940	--	$84,551	--
DTRF	$162,843	--	$71,296	--	$41,785	--
DGIF	$341,777	$21,779	$384,414	$16,586	$768,242	$85,805
DISIF	$113,492	--	$71,106	--	$50,571	--
DS&P	$31,179	$999	$24,957	--	$69,503	--
DSSIF	$96,351	--	$50,152	--	$145,374	--
DBOF	$178,018	$42,490	$162,730	$7,610	$255,761	$71,603
DMIF	$38,099	--	$31,571	--	$64,948	--
DDIF	--	--	--	--	--	--
DEAF	$274,546	$5,360	$432,983	--	$766,110	--
DGCF	$1,911,523	$0	$2,507,773	--	$3,808,354	--
DGRESF	$981,861	$0	$700,382	--	$721,240	--
DI	$7,813	$0	$17,822	--	$12,127	--
DSAF	--	--	--	--	--	--
DRLSEF	$37,426	$876	--	--	--	--

Fund	2012 Fiscal Year		2011 Fiscal Year		2010 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DUSTMMF	--	--	--	--	--	--
DNJMBF	--	--	--	--	--	--
DLCEF	$111,511	--	$142,009	$36,117	$164,039	--
DLCGF	$37,237	--	$44,553	$30,727	$103,839	--
DUSTITF	$383	--	$3,682	--	$3,666	--
DUSTLTF	$1,069	--	$4,129	--	$2,864	--

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DUSTMMF	N/A
DGARF	N/A
DGDBF	N/A
DGRRF	N/A
DIVF	N/A
DOMVF

Changes in commissions and spreads/concessions were due primarily to fluctuations in shareholder purchase and redemption activity and related portfolio transactions. In addition, the fund's portfolio managers and investment strategy changed in its fiscal year ended in 2012.

DOSCF	The fund's portfolio turnover declined from 2011 to 2013; in addition, over time the Adviser has sought to direct more trades to execution only venues that typically charge lower commission rates.
DOUSSF	N/A
DSVF	N/A
DSMF	N/A
DTGF	The fund's portfolio turnover declined from 2011 to 2013; in addition, over time the Adviser has sought to direct more trades to execution only venues that typically charge lower commission rates.
DTEMF	N/A
DTRF	N/A
DGIF	N/A
DISIF	N/A
DS&P	N/A
DSSIF	N/A
DBEF	N/A
DEMF	The fund experienced a significant increase in assets over the last three fiscal years.
DRLSEG	The fund commenced operations in the 2013 fiscal year.
DBOF	The fund experienced a decrease in assets from the 2011 fiscal year to the 2012 fiscal year.
DMIF	N/A
DNJMBF	N/A
DDIF	N/A
DEAF	N/A
DGRESF	N/A
DGCF	The fund's assets decreased over the last two fiscal years.
DI	N/A
DLCEF	The fund's investments experienced significant volatility in 2010 to 2012.
DLCGF	The fund's investments experienced significant volatility in 2010 to 2012.
DSAF	N/A
DRGF	The fund experienced a significant increase in assets over the last three fiscal years.
DUSTITF	N/A
DUSTLTF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DUSTMMF	$0	N/A
DGARF	$0	N/A
DGDBF	$0	N/A

Fund	Transactions	Related Commissions/Concessions

DGRRF	$40,379,342	$39,067
DIVF	$99,753,013	$154,573
DOMVF	$1,393,064,091	$1,537,586
DOSCF	$572,529,267	$1,020,656
DOUSSF	$1,612,866	$2,451
DSVF	$989,328,970	$754,177
DSMF	$123,981,162	$11,982
DTGF	$255,301,384	$229,434
DTEMF	$72,967,723	$161,958
DTRF	$0	N/A
DGIF	$490,906,574	$284,123
DISIF	$0	N/A
DS&P	$0	N/A
DSSIF	$0	N/A
DBEF	$18,957,861	$8,243
DEMF	$717,044,596	$1,795,965
DRLSEF	$25,355,437	$22,371
DBOF	$237,293,399	$144,573
DMIF	$0	N/A
DNJMBF	$0	N/A
DDIF	$0	N/A
DEAF	$112,635,965	$262,791
DGRESF	$400,613,760	$660,546
DGCF	$934,638,083	$1,875,310
DI	$3,139,109	$7,177
DLCEF	$78,434,763	$75,962
DLCGF	$18,389,306	$22,596
DSAF	$0	N/A
DRGF	$750,040,322	$470,973
DUSTITF	$0	N/A
DUSTLTF	$0	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DGARF	N/A
DGDBF	N/A
DGRRF	N/A
DIVF	N/A
DOMVF	N/A
DOSCF	N/A
DOUSSF	The fund commenced operations in the 2012 fiscal year.
DSVF	N/A
DSMF	N/A
DTGF	N/A
DTEMF	N/A

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DTRF	N/A
DGIF	N/A
DISIF	N/A
DS&P	N/A
DSSIF	N/A
DBEF	N/A
DEMF	The fund's assets decreased significantly from 2011 to 2013.
DRLSEF	The fund commenced operations in the 2013 fiscal year.
DBOF	N/A
DMIF	N/A
DNJMBF	N/A
DDIF	N/A
DEAF	The fund's assets decreased significantly from 2010 to 2012.
DGRESF	N/A
DGCF	The fund's assets decreased significantly from 2010 to 2012.
DI	The fund's portfolio turnover rate was elevated during the 2012 fiscal year due to market volatility.
DLCEF	N/A
DLCGF	N/A
DSAF	The fund's assets decreased significantly from 2012 to 2013.
DRGF	N/A
DUSTITF	N/A
DUSTLTF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

April 15, 2013	DUSTMMF	N/A	None

February 6, 2014	DGARF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	41.28%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.69%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	10.62%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.49%

			Francine L. Maltz Waban, MA	6.40%

			National Financial Services LLC LLC499 Washington Boulevard Jersey City, NJ 07310-0000	5.90%

		Class C	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	54.27%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	17.87%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	11.96%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.26%

		Class I	SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456-9989	70.50%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	21.54%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.00%

February 6, 2014	DGDBF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	48.74%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	31.04%

			Stifel Nicolaus & Co. 501 North Broadway St. Louis, MO 63102-2188	8.90%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	46.68%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	31.02%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	20.88%

		Class I	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	53.75%

			BLMC L-P A Partnership P.O. Box 2212 Soquel, CA 95063	27.89%

			Global Investors LLP 100 Court Avenue, Suite 211 Des Moines, IA 50309-2213	17.47%

Date	Fund	Class	Name & Address	Percent Owned

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.00%

February 6, 2014	DGRRF	Class A	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	53.09%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	36.53%

			National Financial Services LLC LLC 499 Washington Boulevard Jersey City, NJ 07310	6.56%

		Class C	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	70.48%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.03%

			National Financial Services LLC LLC 499 Washington Boulevard Jersey City, NJ 07310	5.72%

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	5.17%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.09%%

		Class I	Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	47.31%

			National Financial Services LLC LLC 499 Washington Boulevard Jersey City, NJ 07310	24.75%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	16.92%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	5.43%

		Class Y	MAC & Co. Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	99.99%

December 2, 2013	DOMVF	Class A	The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	14.08%

			National Financial Services LLC LLC 499 Washington Boulevard Jersey City, NJ 07310	9.59%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55402-2405	7.82%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	7.48%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	5.96%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	22.03%

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	17.89%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	12.27%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	12.20%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	8.15%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.08%

		Class I	JP Morgan Chase Bank as Trustee 11500 Outlook Street Overland Park, KS 66211-1804	48.55%

			Fidelity Investments Institutional Operations CO (FIIOC) As Agent for Their Clients 100 Magellan Way (KWIC) Covington, KY 41015-1999	17.72%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	6.19%

			Banco Popular de Puerto Rico as Trustee 11500 Outlook Street Overland Park, KS 66211-1804	5.85%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	100%

December 2, 2013	DOSCF	N/A	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	24.43%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	18.28%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474	6.76%

			Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	5.44%

December 2, 2013	DOUSSF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474	53.41%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.28%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474	88.06%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	8.87%

		Class I	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	99.26%

December 2, 2013	DIVF	Class A	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	44.31%

			Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	11.18%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	42.65%

			First Clearing, LLC 2801 Market Street St. Louis MO 63103	13.01%

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	11.83%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.30%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-0000	7.17%

		Class I	Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue, Floor 7 New York, NY 10166-0090	81.09%

Date	Fund	Class	Name & Address	Percent Owned

			SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	9.75%

December 2, 2013	DSVF	Class A	JP Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	9.53%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, NM 55474-0020	5.79%

			National Financial Services LLC 82 Devonshire Street Boston, MA 02109	5.65%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.54%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	23.79%

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	15.41%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	9.44%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	9.36%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.54%

			Raymond James Omnibus For Mutual Funds House Acct. Firm 880 Carillon Parkway St. Petersburg, FL 33716-1102	5.94%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	5.80%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	MAC & Co. Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	27.76%

			The Vanguard Fiduciary Trust Company P.O. Box 2600 Valley Forge, PA 19482-2600	17.34%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10.89%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	8.51%

			Raymond James Omnibus For Mutual Funds House Acct. Firm 880 Carillon Parkway St. Petersburg, FL 33716-1102	6.49%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	100%

December 2, 2013	DSMF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	13.43%

			National Financial Services LLC LLC 499 Washington Boulevard Jersey City, NJ 07310	12.71%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.09%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	5.57%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	23.55%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	16.54%

			National Financial Services LLC LLC 499 Washington Boulevard Jersey City, NJ 07310	12.83%

			Morgan Stanley & Co. Harborside Financial Cener Plaza 2 Floor 3 Jersey City, NJ 07311	8.59%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.58%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.28%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	5.05%

		Class I	Lincoln Financial Advisors Corp. 1300 South Clinton Street P.O. Box 2239 Fort Wayne, IN 46801-2239	32.70%

			National Financial Services LLC LLC 499 Washington Boulevard Jersey City, NJ 07310	21.15%

			Wells Fargo Bank NA Omnibus Acct for Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	11.58%

			Great-West Life & Annuity Insurance Co. FBO Various DB Plans 8515 East Orchard Road Greenwood Village, CO 80111	5.44%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	100%

Date	Fund	Class	Name & Address	Percent Owned

December 2, 2013	DTGF	Class A	National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	9.30%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.90%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	6.16%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	6.03%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	5.93%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	28.89%

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	15.89%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	12.01%

			National Financial Services LLC, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	10.33%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.41%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	20.09%

			Great-West Trust Company 8515 East Orchard Road, 2T2 Greenwood Village, CO 80111	13.51%

Date	Fund	Class	Name & Address	Percent Owned

			Raymond James Omnibus For Mutual Funds House Acct. Firm 880 Carillon Parkway St. Petersburg, FL 33716-1102	10.77%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	8.21%

			VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	5.99%

February 6, 2014	DTEMF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	35.88%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	22.85%

			Sean Fitzgibbon West Newton, MA	18.52%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.22%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	60.14%

			LPL Financial Corporation 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	32.81%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	6.48

		Class I	SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	86.57%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	10.44%

Date	Fund	Class	Name & Address	Percent Owned

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.00%

February 6, 2014	DTRF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	39.54%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	13.72%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	9.24%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.99%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	5.92%

			Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	5.32%

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	5.01%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	20.13%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	18.94%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	16.71%

			Morgan Stanley & Company Harborside Financial Center Plaza Floor 3 Jersey City, NJ 07311	13.61%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.55%

			RBC Capital Markets LLC 510 Marquette Avenue South Minneapolis, MN 55402-1110	7.10%

		Class I	SEI Private Trust Company Administrator Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	89.06%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.00%

February 6, 2014	DGIF	N/A	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	17.65%

February 6, 2014	DS&P	N/A	Fidelity Investments Institutional Operations Company, Inc. (FIIOC) As FBO It's Clients 100 Magellan Way KWIC Covington, KY 41015-1999	17.82%

			VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	15.22%

			National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	10.91%

			Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	10.90%

			Nationwide Life Insurance Company NWVA c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	6.16%

February 6, 2014	DISIF	N/A	VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	30.63%

			Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	19.05%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	9.77%

February 6, 2014	DSSIF	N/A	Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	22.20%

			National Financial Services LLC LLC499 Washington Boulevard Jersey City, NJ 07310	17.39%

			VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	14.40%

			Wells Fargo Bank NA FBO Its Clients P.O. Box 1533 Minneapolis, MN 55474	8.25%

February 6, 2014	DMIF	N/A	Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105-1905	17.67%

			SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456-9989	14.31%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	13.67%

			VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	12.78%

			Wells Fargo Bank NA Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	5.75%

December 2, 2013	DBEF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	29.28%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	20.87%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	11.52%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	9.77%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.17%

		Class C	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	35.65%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	17.91%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.53%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	9.09%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	8.09%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	7.14%

		Class I	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	63.23%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	15.47%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.27%

September 12, 2013	DEMF	Class A	Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	26.81%

Date	Fund	Class	Name & Address	Percent Owned

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	12.16%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.85%

			The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	7.63%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	5.80%

			National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	5.73%

		Class C	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	26.10%

			First Clearing, LLC 2801 Market Street Saint Louis, MO 63013	18.50%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	15.11%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	10.52%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.45%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	7.18%

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	63.21%

Date	Fund	Class	Name & Address	Percent Owned

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	12.42%

			JP Morgan Chase Bank as Trustee 11500 Outlook Street Overland Park, KS 66211-1804	8.96%

			Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue, Floor 7 New York, NY 10166-0090	7.42%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	100%

February 6, 2014	DRLSEF	Class A	Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	76.40%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	13.52%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	10.07%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	87.79%

			TD Ameritrade FBO Alan Ross Wilson Roth IRA Northbrook, IL	12.21%

		Class I	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	97.30%

Date	Fund	Class	Name & Address	Percent Owned

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	100.00%

March 19, 2014	DBOF	Class A	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	9.85%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9.78%

			J. P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	6.42%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	5.99%

			First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	5.79%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55402	5.33%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	32.91%

			First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	14.49%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9.60%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	8.78%

			UBS Financial Services Inc. 1000 Harbor Blvd, Floor 7 Weehawken, NJ 07086	5.92%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	Southwest Gas Corp Foundation 5241 Spring Mountain Road Las Vegas, NV 89150	17.21%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246	14.09%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	13.82%

			First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	11.50%

			Maura McCarthy & David Conley Bayside, NY	5.74%

			Mac & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	5.43%

		Class J	Charles Schwab & Company, Incorporated 101 Montgomery Street San Francisco, CA 94104	15.68%

			National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.37%

		Class Z	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	20.90%

			Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	6.15%

			Nationwide Corporation Portfolio Acct Vids Group P.O. Box 182029 Columbus, OH 43218	6.11%

June 3, 2013	DNJMBF	Class A	None

Date	Fund	Class	Name & Address	Percent Owned

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	40.80%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	25.51%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.92%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	6.47%

			LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121	6.01%

		Class I	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	48.10%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	25.94%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-0000	20.56%

		Class Y	N/A

		Class Z	None

February 6, 2014	DDIF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	59.22%

			Patterson & Co. 1525 West Wt Harris Boulevard Charlotte, NC 28288	7.82%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	6.33%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	32.55%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	25.49%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.02%

			JP Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	10.11%

			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7.30%

		Class I	SEI Private Trust Company C/O Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	98.87%

February 6, 2014	DEAF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	11.37%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.04%

			Stifel Nicolaus & Co. 501 North Broadway St. Louis, MO 63102-2188	9.02%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.28%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.31%

			Christopher Trainor Milford, MI	6.09%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	5.94%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	31.41%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	17.44%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	12.53%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	10.23%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.28%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	43.10%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	19.34%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	11.84%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.78%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	5.48%

February 6, 2014	DGRESF	Class A	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	33.30%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	12.31%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.33%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	8.21%

		Class C	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	34.41%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	25.36%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.01%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	8.30%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	6.74%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.12%

		Class I	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	77.13%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	14.17%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	100.00%

Date	Fund	Class	Name & Address	Percent Owned

February 6, 2014	DGCF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	12.36%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	10.16%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.11%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	8.02%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	7.46%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.90%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.40%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	29.29%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	15.25%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	10.98%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	8.30%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.15%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.96%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 2 Jacksonville, FL 32246-6484	23.12%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	19.56%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	12.84%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Floor 3 Jersey City, NJ 07311	9.58%

			Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	7.98%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.50%

February 6, 2014	DI	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	19.65%

			BNY Mellon Custodian FBO Steven A. Evans New Canaan, CT	8.07%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	7.94%

			Nilima Shukla Belmont, NC	7.89%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.94%

			Joseph Yammarino TOD Closter, NJ 07624	5.24%

Date	Fund	Class	Name & Address	Percent Owned

			BNY Mellon Corporation IRA FBO Timothy Schroeder 14781 Memorial Drive #1357 Houston, TX 77079	5.18%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	77.14%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	11.69%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	6.54%

		Class I	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	85.18%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.82%

April 15, 2013	DLCEF	Class A	National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	11.72%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	22.85%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.16%

			Merrill Lynch Pierce Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	12.95%

			Hong Wang & James Q. Hull JTWROS Norristown, PA	8.81%

			Robert Gerry Schnelle Ttee The Robert Gerry Schnelle Trust Winston Salem, NC	6.51%

Date	Fund	Class	Name & Address	Percent Owned

			Charles Schwab & Co. Inc. Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17.59%

		Class C	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	26.96%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	12.37%

			NFS LLC FBO Robert M. Jung Cincinnati, OH	24.32%

			Barbara O'Donnell Ttee Hugh W. O'Donnell Family Trust Fresno, TX	11.80%

			The Bank of New York Mellon Cust FBO Robert J. Santo Bethlehem, PA	11.22%

			The Bank of New York Mellon Cust FBO Jay T. Fagley Sheridan, WY	9.14%

		Class I	SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456-9989	89.84%

April 15, 2013	DLCGF	Class A	National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	5.27%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	13.06%

			Barbara Alexander Buck Riverview, FL	6.88%

			Merrill Lynch Pierce Fenner & Smith Incorporated Attn. Fund Administration 4880 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	16.64%

Date	Fund	Class	Name & Address	Percent Owned

			Stifel Nicolaus & Co. 501 North Broadway St. Louis, MO 63102-2188	7.03%

			Charles Schwab & Co. Inc. Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6.72%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	71.51%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	17.08%

		Class I	SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456-9989	72.20%

February 6, 2014	DSAF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	47.35%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0220	35.32%

			Frederick R. Sermon & Edwin J. Semon JT Ten Clarendon Hills, IL 60514	6.64%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	87.12%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	8.47%

		Class I	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	49.15%

Date	Fund	Class	Name & Address	Percent Owned

			Fidelity Investments-Institutional Operations Company As Agent For Teletracking Technologies Inc. 100 Magellan Way Covington, KY 41015-1999	45.37%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.49%

June 3, 2013	DRGF	Class A	Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94104-4151	7.92%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	7.87%

			First Clearing LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.59%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-0000	6.45%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.42%

			UBS Financial Services, Incorporated 1000 Harbor Boulevard Weehawken, NJ 07086	5.56%

		Class C	First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	16.38%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	15.34%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	9.31%

			JP Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	8.78%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	6.75%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.62%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.20%

		Class I	Mac & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	41.02%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	11.65%

			First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	11.36%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	8.20%

			LPL Financial Corporation 9785 Town Center Drive San Diego, CA 92121-1968	5.67%

		Class Y	N/A

		Class Z	None

April 15, 2013	DUSTITF	N/A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	6.93%

			National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	10.04%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.22%

Date	Fund	Class	Name & Address	Percent Owned

April 15, 2013	DUSTLTF	N/A	National Financial Services LLC 82 Devonshire Street Boston, MA 02109-3605	5.09%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.40%

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Manager or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

Shares of Dreyfus Emerging Asia Fund and Dreyfus Greater China Fund are offered without regard to minimum initial or subsequent investment requirements to shareholders purchasing fund shares through the Dreyfus Managed Asset Program.

Each fund, except Dreyfus New Jersey Municipal Bond Fund, reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Information Pertaining to Purchase Orders

Index Funds. To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Markets Fund, Dreyfus Greater China Fund, Dreyfus International Value Fund, Dreyfus New Jersey Municipal Bond Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund converted to Class A shares.

Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Greater China Fund, Dreyfus International Value Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund and Dynamic Total Return Fund offered Class T shares prior to February 4, 2009.

Class I shares of Dreyfus Brazil Equity Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Growth Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Strategic Value Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund are offered to certain other funds in the Dreyfus Family of Funds. Class I shares of Dreyfus Global Real Estate Securities Fund and Dreyfus Global Real Return Fund also are offered to series of BNY Mellon Funds Trust.

Class I shares of Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund and Dreyfus Global Real Estate Securities Fund may also be purchased by shareholders who received Class I shares in exchange for Institutional shares of their predecessor series of BNY Hamilton Funds or who received Class A shares in exchange for Class A shares of their predecessor series of BNY Hamilton Funds, which shares were subsequently converted to Class I shares.

Holders of Class I shares of Dreyfus Emerging Markets Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

Holders of Class J shares of Dreyfus Balanced Opportunity Fund may purchase additional Class J shares of the fund without a sales charge through their Service Agents or the Distributor.

Class Z shares of Dreyfus Research Growth Fund are offered to certain other funds in The Dreyfus Family of Funds.

Certain broker-dealers and other financial institutions maintaining accounts with Dreyfus Balanced Opportunity Fund, Dreyfus New Jersey Intermediate Municipal Bond Fund (which was merged into Dreyfus New Jersey Municipal Bond Fund) or Dreyfus Research Growth Fund at the time of the reorganization of such fund may open new accounts in Class Z shares of Dreyfus Balanced Opportunity Fund, Dreyfus New Jersey Municipal Bond Fund or Dreyfus Research Growth Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs. Class Z shares generally are not available for new accounts.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A." The public offering price for Class A shares of Dreyfus New Jersey Municipal Bond Fund (except for shareholders beneficially owning Class A shares of the fund on January 6, 2003) is the net asset value per share of that class plus a sales load as shown below:

Total Sales Load* - Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 to less than $500,000	2.50	2.56	2.25
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-

_________________

*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Multi-Class Funds, including Dreyfus New Jersey Municipal Bond Fund, purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption. A CDSC will not be assessed against such Class A shares purchased by a shareholder of a Multi-Class Fund who beneficially owned Class A shares of such fund on the date indicated below.

For shareholders of a Multi-Class Fund listed below who beneficially owned Class A shares of such fund on the date indicated below, the public offering price for Class A shares of such fund is the net asset value per share of that class:

Name of Fund	Date of Beneficial Ownership
Dreyfus Emerging Markets Fund	November 11, 2002
Dreyfus International Value Fund	November 14, 2002
Dreyfus New Jersey Municipal Bond Fund	January 6, 2003
Dreyfus Opportunistic Midcap Value Fund	May 29, 2008
Dreyfus Strategic Value Fund	May 31, 2001

Name of Fund	Date of Beneficial Ownership
Dreyfus Technology Growth Fund	April 15, 1999

Class A Shares Offered at Net Asset Value. Class A shares of Dreyfus Global Absolute Return Fund and Dynamic Total Return Fund may be purchased at net asset value without a sales load by full-time employees of financial advisory consulting firms that (1) review, analyze, evaluate and/or recommend investment products, including Dreyfus Global Absolute Return Fund and Dynamic Total Return Fund, for which Mellon Capital provides investment advice, and (2) have been approved by the Distributor. Investors who purchase Class A shares of either of these funds at net asset value pursuant to this front-end sales load waiver and who exchange such shares for Class A shares of other funds managed by the Manager will be subject to the sales load applicable to the Class A shares received in the exchange.

Class A shares of Dreyfus Balanced Opportunity Fund may be purchased at net asset value without a sales load by accountholders under the "ACS/BNY Mellon HSA Solution," an integrated health savings account. Health savings accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state tax consequences.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*
Dreyfus 100% U.S. Treasury Money Market Fund Dreyfus U.S. Treasury Intermediate Term Fund Dreyfus U.S. Treasury Long Term Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

Dreyfus Balanced Opportunity Fund
Dreyfus Brazil Equity Fund
Dreyfus Diversified International Fund
Dreyfus Emerging Asia Fund
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund
Dreyfus Global Dynamic Bond Fund
Dreyfus Global Real Estate Securities Fund
Dreyfus Global Real Return Fund
Dreyfus Greater China Fund
Dreyfus India Fund
Dreyfus International Value Fund
Dreyfus Large Cap Equity Fund
Dreyfus Large Cap Growth Fund
Dreyfus Opportunistic Midcap Value Fund
Dreyfus Opportunistic U.S. Stock Fund
Dreyfus Research Growth Fund
Dreyfus Research Long/Short Equity Fund
Dreyfus Satellite Alpha Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund
Dynamic Total Return Fund

Dreyfus TeleTransfer Privilege Redemption through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus International Stock Index Fund Dreyfus Midcap Index Fund Dreyfus S&P 500 Index Fund Dreyfus Smallcap Stock Index Fund	Wire Redemption Privilege

Fund	Services*
Dreyfus Growth and Income Fund Dreyfus Opportunistic Small Cap Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus New Jersey Municipal Bond Fund	Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

* Institutional Direct accounts are not eligible for online services.

Information Pertaining to Redemptions

Index Funds. To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*

Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Growth and Income Fund
Dreyfus International Stock Index Fund
Dreyfus Midcap Index Fund
Dreyfus Opportunistic Small Cap Fund
Dreyfus Research Growth Fund
Dreyfus S&P 500 Index Fund
Dreyfus Smallcap Stock Index Fund
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Balanced Opportunity Fund
Dreyfus Brazil Equity Fund
Dreyfus Diversified International Fund
Dreyfus Emerging Asia Fund
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund
Dreyfus Global Dynamic Bond Fund
Dreyfus Global Real Estate Securities Fund
Dreyfus Greater China Fund
Dreyfus India Fund
Dreyfus International Value Fund
Dreyfus Large Cap Equity Fund
Dreyfus Large Cap Growth Fund
Dreyfus Opportunistic Midcap Value Fund
Dreyfus Opportunistic U.S. Stock Fund
Dreyfus Research Growth Fund
Dreyfus Research Long/Short Equity Fund
Dreyfus Satellite Alpha Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund
Dynamic Total Return Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

Fund	Services*
Dreyfus New Jersey Municipal Bond Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent

* Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described below.  Institutional Direct accounts are not eligible for online services.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Balanced Opportunity Fund
Dreyfus Brazil Equity Fund
Dreyfus Diversified International Fund
Dreyfus Emerging Asia Fund
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund
Dreyfus Global Dynamic Bond Fund
Dreyfus Global Real Estate Securities Fund
Dreyfus Global Real Return Fund
Dreyfus Greater China Fund
Dreyfus India Fund
Dreyfus International Value Fund
Dreyfus Large Cap Equity Fund
Dreyfus Large Cap Growth Fund
Dreyfus New Jersey Municipal Bond Fund
Dreyfus Opportunistic Midcap Value Fund
Dreyfus Opportunistic U.S. Stock Fund
Dreyfus Research Growth Fund
Dreyfus Research Long/Short Equity Fund
Dreyfus Satellite Alpha Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund
Dynamic Total Return Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus International Stock Index Fund Dreyfus Midcap Index Fund Dreyfus Opportunistic Small Cap Fund Dreyfus S&P 500 Index Fund Dreyfus Smallcap Stock Index Fund	N/A	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to shareholders. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus 100% U.S. Treasury Money Market Fund Dreyfus Growth and Income Fund Dreyfus U.S. Treasury Intermediate Term Fund Dreyfus U.S. Treasury Long Term Fund	N/A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Dreyfus Balanced Opportunity Fund Dreyfus New Jersey Municipal Bond Fund Dreyfus Research Growth Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

* As applicable to the funds listed (not all funds have all classes shown).
** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.
*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Dreyfus Diversified International Fund and Dreyfus Satellite Alpha Fund each normally allocates its assets among Underlying Funds that invest primarily in equity securities issued by U.S. and foreign companies.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Balanced Opportunity Fund	✓	✓	✓	✓	✓ (up to 5% of total assets)	✓	✓

1 Except as otherwise noted, (1) includes common and preferred stock, convertible securities and warrants and (2) each fund is limited to investing 5% of its net assets in warrants (2% of net assets in the case of Dreyfus Growth and Income Fund and Dreyfus Research Growth Fund), except that this limitation does not apply to warrants purchased by a fund that are sold in units with, or attached to, other securities. Dreyfus Diversified International Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus International Stock Index Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus New Jersey Municipal Bond Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Satellite Alpha Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund are not subject to (2). For Dreyfus Midcap Index Fund, Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund, includes common stock only.

Dreyfus Global Dynamic Bond Fund may only invest in common stock to a limited extent. From time to time the fund may hold common stock sold in units with, or attached to, debt securities purchased by the fund. The fund may hold common stock received upon the conversion of convertible securities. In connection with its investments in corporate debt securities, or restructuring of investments it owned, the fund may receive warrants or other non-income producing equity securities. The fund may retain such securities until the Adviser determines it is appropriate in light of current market conditions for the fund to dispose of such securities.

2 For Dreyfus Emerging Markets Fund, Dreyfus New Jersey Municipal Bond Fund and Dreyfus Research Growth Fund, see "Money Market Instruments" below.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Brazil Equity Fund	✓	✓	✓	✓	✓	✓
Dreyfus Diversified International Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Emerging Asia Fund	✓	✓	✓	✓	✓ (up to 5% of net assets)	✓
Dreyfus Emerging Markets Fund	✓	✓	✓	✓[3]
Dreyfus Global Absolute Return Fund	✓		✓	✓		✓
Dreyfus Global Dynamic Bond Fund[4]	✓		✓	✓	✓	✓	✓
Dreyfus Global Real Estate Securities Fund	✓	✓	✓	✓		✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Greater China Fund	✓	✓	✓	✓	✓ (up to 5% of net assets)	✓

3 The fund, to a limited extent, may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth.

4 Notwithstanding anything in this SAI to the contrary, the fund is not permitted to engage in over-the-counter derivatives transactions.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Growth and Income Fund	✓	✓	✓	✓	✓[5]	✓
Dreyfus India Fund	✓	✓	✓	✓	✓	✓
Dreyfus International Value Fund	✓	✓	✓
Dreyfus Large Cap Equity Fund	✓	✓	✓	✓		✓	✓
Dreyfus Large Cap Growth Fund	✓	✓	✓	✓		✓	✓
Dreyfus New Jersey Municipal Bond Fund			✓		✓ (up to 20% of net assets)[6]	✓ (municipal securities only)
Dreyfus Opportunistic Midcap Value Fund	✓	✓	✓
Dreyfus Opportunistic Small Cap Fund	✓	✓	✓
Dreyfus Opportunistic U.S. Stock Fund	✓	✓	✓	✓		✓
Dreyfus Research Growth Fund	✓	✓	✓	✓
Dreyfus Research Long/Short Equity Fund	✓	✓	✓	✓

5 The fund may invest up to 35% of its net assets in high yield and lower-rated convertible debt securities, such as those rated Ba or lower by Moody's and BB or lower by S&P and Fitch and as low as Caa by Moody's or CCC by S&P and Fitch. The fund may not invest in other types of high yield and lower-rated securities.

6 Municipal securities only. The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Satellite Alpha Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Strategic Value Fund	✓	✓	✓	✓	✓7
Dreyfus Structured Midcap Fund	✓	✓	✓
Dreyfus Technology Growth Fund	✓	✓	✓
Dreyfus Total Emerging Markets Fund	✓	✓	✓	✓	✓	✓
Dreyfus U.S. Treasury Intermediate Term Fund			✓			✓
Dreyfus U.S. Treasury Long Term Fund			✓			✓
Dynamic Total Return Fund	✓		✓	✓	✓	✓
Index Funds	✓		✓

7 The fund may invest up to 20% of net assets in non-investment grade securities rated as low as Caa by Moody's or CCC by S&P.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities[8]	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Balanced Opportunity Fund	✓	✓ (municipal securities only)	✓	✓
Dreyfus Brazil Equity Fund	✓	✓
Dreyfus Diversified International Fund	✓	✓	✓ (intends to invest less than 5% of its assets)	✓	✓
Dreyfus Emerging Asia Fund	✓	✓
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund	✓	✓	✓	✓	✓
Dreyfus Global Dynamic Bond Fund	✓	✓	✓	✓	✓
Dreyfus Global Real Estate Securities Fund	✓	✓	✓	✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓
Dreyfus Greater China Fund	✓	✓
Dreyfus Growth and Income Fund		✓ (municipal securities only)
Dreyfus India Fund	✓	✓
Dreyfus International Value Fund

8 Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund each may invest in securities, including mortgage-related securities, issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities[8]	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Large Cap Equity Fund	✓	✓	✓	✓	✓
Dreyfus Large Cap Growth Fund	✓	✓	✓	✓	✓
Dreyfus New Jersey Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus Opportunistic Midcap Value Fund
Dreyfus Opportunistic Small Cap Fund
Dreyfus Opportunistic U.S. Stock Fund
Dreyfus Research Growth Fund
Dreyfus Research Long/Short Equity Fund	✓
Dreyfus Satellite Alpha Fund	✓	✓	✓	✓	✓
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund	✓	✓		✓	✓
Dreyfus U.S. Treasury Intermediate Term Fund			✓

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities[8]	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus U.S. Treasury Long Term Fund			✓
Dynamic Total Return Fund	✓	✓	✓	✓	✓
Index Funds

Fund	Municipal Securities[9]	Funding Agreements	REITs	Money Market Instruments[10]	Foreign Securities	Emerging Markets[11]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Balanced Opportunity Fund	✓		✓	✓	✓	✓	✓

9 Dreyfus Balanced Opportunity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund and Dynamic Total Return Fund each currently intends to invest no more than 25% of its assets in municipal securities; however, this percentage may be varied from time to time without shareholder approval.

10 Except for Dreyfus New Jersey Municipal Bond Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. Except for Dreyfus New Jersey Municipal Bond Fund, Dreyfus U.S. Treasury Intermediate Term Fund, Dreyfus U.S. Treasury Long Term Fund and the Index Funds, generally (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. Dreyfus Global Absolute Return Fund's, Dreyfus Global Real Return Fund's, Dreyfus Growth and Income Fund's and Dynamic Total Return Fund's investments in money market instruments are not limited to (1) and (2). For Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund, repurchase agreements only. Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund each may invest in certain money market instruments as part of its investment strategy. Dreyfus Balanced Opportunity Fund currently intends to limit the entry into repurchase agreements (other than for temporary defensive purposes) to no more than 5% of the fund's net assets. The Index Funds may invest cash reserves in money market instruments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

The money market instruments in which Dreyfus Growth and Income Fund may invest also consist of short-term investment grade corporate bonds and other short-term debt instruments. While the fund does not intend to limit the amount of its assets invested in money market instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in money market instruments.

For Dreyfus New Jersey Municipal Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When the fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New Jersey personal income tax. Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

11 Normally, Dreyfus Emerging Markets Fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

Dreyfus International Value Fund typically invests in companies in at least ten foreign countries and limits its investments in any single company to no more than 5% of its assets at the time of purchase.

For Dreyfus Global Absolute Return Fund and Dynamic Total Return Fund, emerging market countries generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index.

For Dreyfus Opportunistic U.S. Stock Fund, emerging market countries generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index or any other country that the portfolio managers believe has an emerging economy or market.

Fund	Municipal Securities[9]	Funding Agreements	REITs	Money Market Instruments[10]	Foreign Securities	Emerging Markets[11]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Brazil Equity Fund			✓	✓	✓	✓	✓	✓
Dreyfus Diversified International Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Emerging Asia Fund			✓	✓	✓	✓	✓	✓
Dreyfus Emerging Markets Fund				✓	✓	✓	✓
Dreyfus Global Absolute Return Fund	✓		✓	✓	✓	✓ (up to 30% of net assets)	✓	✓
Dreyfus Global Dynamic Bond Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Global Real Estate Securities Fund			✓	✓	✓	✓	✓
Dreyfus Global Real Return Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Greater China Fund			✓	✓	✓	✓	✓	✓
Dreyfus Growth and Income Fund	✓		✓	✓[12]	✓		✓

12 Commercial paper will consist only of direct obligations which, at the time of their purchase, are (1) rated at least Prime-1 by Moody's, A-1 by S&P or F-1 by Fitch, (2) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P or Fitch, or (3) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

Fund	Municipal Securities[9]	Funding Agreements	REITs	Money Market Instruments[10]	Foreign Securities	Emerging Markets[11]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus India Fund			✓	✓	✓	✓	✓	✓
Dreyfus International Value Fund			✓	✓	✓	✓	✓
Dreyfus Large Cap Equity Fund			✓	✓	✓	✓	✓
Dreyfus Large Cap Growth Fund			✓	✓	✓	✓	✓
Dreyfus New Jersey Municipal Bond Fund	✓			✓
Dreyfus Opportunistic Midcap Value Fund			✓	✓	✓	✓	✓
Dreyfus Opportunistic Small Cap Fund			✓	✓	✓ (up to 15% of assets)	✓	✓
Dreyfus Opportunistic U.S. Stock Fund			✓	✓	✓ (up to 20% of assets)	✓ (up to 5% of assets)	✓
Dreyfus Research Growth Fund				✓	✓ (up to 25% of net assets)		✓
Dreyfus Research Long/Short Equity Fund		✓	✓	✓	✓	✓	✓
Dreyfus Satellite Alpha Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Strategic Value Fund			✓	✓	✓ (up to 30% of net assets)	✓	✓
Dreyfus Structured Midcap Fund			✓	✓	✓	✓	✓

Fund	Municipal Securities[9]	Funding Agreements	REITs	Money Market Instruments[10]	Foreign Securities	Emerging Markets[11]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Technology Growth Fund			✓	✓	✓ (up to 25% of net assets)	✓	✓
Dreyfus Total Emerging Markets Fund			✓	✓	✓	✓	✓	✓
Dreyfus U.S. Treasury Intermediate Term Fund				✓
Dreyfus U.S. Treasury Long Term Fund				✓
Dynamic Total Return Fund	✓		✓	✓	✓	✓ (up to 30% of net assets)	✓	✓
Index Funds			✓	✓[13]	✓

13 Commercial paper will consist only of direct obligations which, at the time of their purchase, are (1) rated at least Prime-1 by Moody's or A-1 by S&P, (2) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (3) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions[14]
Dreyfus Balanced Opportunity Fund		✓	✓		✓	✓
Dreyfus Brazil Equity Fund	✓	✓	✓		✓	✓
Dreyfus Diversified International Fund	✓	✓	✓		✓	✓
Dreyfus Emerging Asia Fund	✓	✓	✓	✓	✓	✓
Dreyfus Emerging Markets Fund		✓			✓	✓
Dreyfus Global Absolute Return Fund	✓	✓	✓		✓	✓
Dreyfus Global Dynamic Bond Fund	✓	✓	✓		✓	✓
Dreyfus Global Real Estate Securities Fund	✓	✓	✓		✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓[15]	✓

14 Each fund other than Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus Greater China Fund, Dreyfus India Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Satellite Alpha Fund, Dreyfus Total Emerging Markets Fund, Dreyfus U.S. Treasury Intermediate Term Fund, Dreyfus U.S. Treasury Long Term Fund and Dynamic Total Return Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

Each of Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 50% of the value of its net assets at the time such option contracts are written.

15 The fund may invest in futures contracts on physical commodities and options thereon. A futures contract on a physical commodity is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie physical commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the fund's investments to greater volatility than investments in traditional securities.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions[14]
Dreyfus Greater China Fund	✓	✓	✓	✓	✓	✓
Dreyfus Growth and Income Fund		✓	✓		✓	✓
Dreyfus India Fund	✓	✓	✓	✓	✓	✓
Dreyfus International Value Fund		✓	✓		✓	✓
Dreyfus Large Cap Equity Fund	✓	✓	✓		✓	✓
Dreyfus Large Cap Growth Fund	✓	✓	✓		✓	✓
Dreyfus New Jersey Municipal Bond Fund		✓			✓	✓
Dreyfus Opportunistic Midcap Value Fund		✓	✓		✓	✓
Dreyfus Opportunistic Small Cap Fund		✓	✓		✓	✓
Dreyfus Opportunistic U.S. Stock Fund	✓	✓	✓		✓	✓
Dreyfus Research Growth Fund		✓	✓		✓	✓
Dreyfus Research Long/Short Equity Fund		✓	✓		✓	✓
Dreyfus Satellite Alpha Fund	✓	✓	✓		✓	✓
Dreyfus Strategic Value Fund		✓	✓		✓	✓
Dreyfus Structured Midcap Fund		✓	✓		✓	✓
Dreyfus Technology Growth Fund		✓	✓		✓	✓
Dreyfus Total Emerging Markets Fund	✓	✓	✓		✓	✓
Dreyfus U.S. Treasury Intermediate Term Fund		✓			✓	✓
Dreyfus U.S. Treasury Long Term Fund		✓			✓	✓
Dynamic Total Return Fund	✓	✓	✓		✓	✓
Index Funds		✓			✓

Fund	Swap Transactions[16]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[17]	Participatory Notes	Custodial Receipts
Dreyfus Balanced Opportunity Fund	✓		✓			✓
Dreyfus Brazil Equity Fund	✓		✓	✓	✓	✓
Dreyfus Diversified International Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus Emerging Asia Fund	✓			✓	✓
Dreyfus Emerging Markets Fund					✓
Dreyfus Global Absolute Return Fund	✓		✓	✓		✓ (municipal securities only)
Dreyfus Global Dynamic Bond Fund	✓		✓	✓	✓	✓
Dreyfus Global Real Estate Securities Fund	✓		✓	✓	✓
Dreyfus Global Real Return Fund	✓		✓	✓[18]	✓	✓ (municipal securities only)
Dreyfus Greater China Fund	✓			✓	✓

16 For Dreyfus Diversified International Fund, Dreyfus Satellite Alpha Fund and Dreyfus Research Long/Short Equity Fund, includes contracts for difference.

17 For each fund other than Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund, structured notes only.

18 The fund also may invest in structured securities or hybrid instruments whose return is based on, or otherwise determined by reference to, a commodity, commodity index or commodity-related instrument.

Fund	Swap Transactions[16]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[17]	Participatory Notes	Custodial Receipts
Dreyfus Growth and Income Fund	✓					✓ (municipal securities only)
Dreyfus India Fund	✓		✓	✓	✓	✓
Dreyfus International Value Fund	✓			✓
Dreyfus Large Cap Equity Fund	✓		✓	✓	✓
Dreyfus Large Cap Growth Fund	✓		✓	✓	✓
Dreyfus New Jersey Municipal Bond Fund	✓		✓			✓ (municipal securities only)
Dreyfus Opportunistic Midcap Value Fund	✓			✓
Dreyfus Opportunistic Small Cap Fund	✓			✓
Dreyfus Opportunistic U.S. Stock Fund	✓
Dreyfus Research Growth Fund	✓
Dreyfus Research Long/Short Equity Fund	✓			✓[19]

19 Includes equity-linked notes.

Fund	Swap Transactions[16]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[17]	Participatory Notes	Custodial Receipts
Dreyfus Satellite Alpha Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus Strategic Value Fund	✓			✓
Dreyfus Structured Midcap Fund	✓			✓
Dreyfus Technology Growth Fund	✓			✓
Dreyfus Total Emerging Markets Fund	✓		✓	✓	✓	✓
Dreyfus U.S. Treasury Intermediate Term Fund	✓
Dreyfus U.S. Treasury Long Term Fund	✓
Dynamic Total Return Fund	✓		✓	✓		✓ (municipal securities only)
Index Funds

Fund	Foreign Currency Transactions	Commodities	Short-Selling[20]	Lending Portfolio Securities	Borrowing Money[21]
Dreyfus Balanced Opportunity Fund	✓		✓	✓	✓

20 Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Opportunistic U.S. Stock Fund and Dreyfus Total Emerging Markets Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets. Dreyfus Global Absolute Return Fund and Dynamic Total Return Fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

 For Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Greater China Fund, Dreyfus Growth and Income Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Growth Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dynamic Total Return Fund and the Index Funds, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box. Restriction (2) does not apply to Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, and Dreyfus Research Growth Fund.

21 Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Satellite Alpha Fund and Dreyfus Total Emerging Markets Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds, along with Dreyfus Global Absolute Return Fund, Dreyfus Growth and Income Fund and Dynamic Total Return Fund, may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus International Value Fund, Dreyfus International Stock Index Fund, Dreyfus New Jersey Municipal Bond Fund, Dreyfus Research Growth Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus U.S. Treasury Intermediate Term Fund, Dreyfus U.S. Treasury Long Term Fund, and Dynamic Total Return Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; however, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Dreyfus S&P 500 Index Fund and Dreyfus Midcap Index Fund may borrow only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[20]	Lending Portfolio Securities	Borrowing Money[21]
Dreyfus Brazil Equity Fund	✓		✓	✓	✓
Dreyfus Diversified International Fund	✓		✓	✓	✓
Dreyfus Emerging Asia Fund	✓		✓	✓	✓
Dreyfus Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Global Absolute Return Fund	✓		✓		✓
Dreyfus Global Dynamic Bond Fund	✓		✓	✓	✓
Dreyfus Global Real Estate Securities Fund	✓		✓	✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓
Dreyfus Greater China Fund	✓		✓	✓	✓
Dreyfus Growth and Income Fund	✓		✓	✓	✓
Dreyfus India Fund	✓		✓	✓	✓
Dreyfus International Value Fund	✓		✓	✓	✓
Dreyfus Large Cap Equity Fund	✓		✓	✓	✓
Dreyfus Large Cap Growth Fund	✓		✓	✓	✓
Dreyfus New Jersey Municipal Bond Fund				✓	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[20]	Lending Portfolio Securities	Borrowing Money[21]
Dreyfus Opportunistic Midcap Value Fund	✓		✓	✓	✓
Dreyfus Opportunistic Small Cap Fund	✓		✓	✓	✓
Dreyfus Opportunistic U.S. Stock Fund	✓		✓	✓	✓
Dreyfus Research Growth Fund	✓		✓	✓	✓
Dreyfus Research Long/Short Equity Fund	✓		✓	✓	✓
Dreyfus Satellite Alpha Fund	✓		✓	✓	✓
Dreyfus Strategic Value Fund	✓		✓	✓	✓
Dreyfus Structured Midcap Fund	✓		✓	✓	✓
Dreyfus Technology Growth Fund	✓		✓	✓	✓
Dreyfus Total Emerging Markets Fund	✓		✓	✓	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[20]	Lending Portfolio Securities	Borrowing Money[21]
Dreyfus U.S. Treasury Intermediate Term Fund				✓	✓
Dreyfus U.S. Treasury Long Term Fund				✓	✓
Dynamic Total Return Fund	✓	✓[22]	✓		✓
Index Funds	✓[23]			✓	✓

22 The fund will seek to achieve investment exposure to commodity markets primarily through commodity-related ETFs and swap agreements related to those ETFs.

23 Dreyfus International Stock Index Fund only. The other Index Funds do not engage in foreign currency transactions.

Fund	Borrowing Money for Leverage[21]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Balanced Opportunity Fund		✓	✓	✓	✓
Dreyfus Brazil Equity Fund		✓	✓		✓
Dreyfus Diversified International Fund		✓	✓	✓	✓
Dreyfus Emerging Asia Fund	✓	✓	✓		✓
Dreyfus Emerging Markets Fund			✓		✓
Dreyfus Global Absolute Return Fund		✓	✓	✓	✓
Dreyfus Global Dynamic Bond Fund		✓	✓	✓	✓
Dreyfus Global Real Estate Securities Fund		✓	✓	✓	✓
Dreyfus Global Real Return Fund		✓	✓	✓	✓
Dreyfus Greater China Fund	✓	✓	✓		✓
Dreyfus Growth and Income Fund	✓	✓	✓		✓
Dreyfus India Fund	✓	✓	✓		✓
Dreyfus International Value Fund			✓		✓
Dreyfus Large Cap Equity Fund		✓	✓	✓	✓
Dreyfus Large Cap Growth Fund		✓	✓	✓	✓

Fund	Borrowing Money for Leverage[21]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus New Jersey Municipal Bond Fund			✓		✓
Dreyfus Opportunistic Midcap Value Fund	✓	✓	✓		✓
Dreyfus Opportunistic Small Cap Fund	✓	✓	✓		✓
Dreyfus Opportunistic U.S. Stock Fund	✓	✓	✓		✓
Dreyfus Research Growth Fund			✓		✓
Dreyfus Research Long/Short Equity Fund		✓	✓		✓
Dreyfus Satellite Alpha Fund		✓	✓	✓	✓
Dreyfus Strategic Value Fund			✓		✓
Dreyfus Structured Midcap Fund	✓	✓	✓		✓
Dreyfus Technology Growth Fund	✓	✓	✓		✓
Dreyfus Total Emerging Markets Fund		✓	✓	✓	✓
Dreyfus U.S. Treasury Intermediate Term Fund		✓	✓
Dreyfus U.S. Treasury Long Term Fund		✓	✓
Dynamic Total Return Fund		✓	✓	✓	✓
Index Funds

Index Funds. Each fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its Index. Each fund will attempt to achieve a correlation between its performance and that of the fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Each fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the fund's Index is calculated, the size of the fund's portfolio, the amount of cash or cash equivalents held in the fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. Each fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the fund's Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant fund's shareholders, a fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the fund seeks to match. None of the funds is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

Dreyfus Smallcap Stock Index Fund may not hold all of the issues that comprise its Index because of the costs involved and the illiquidity of certain securities which comprise such Index. Instead, the fund will attempt to hold a representative sample of the securities in its Index so that, in the aggregate, the investment characteristics of the fund's portfolio resemble those of its Index. The stocks to be included in the fund's portfolio will be selected using a statistical process known as "sampling." This process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, and beta closely approximate those of the Index. The sampling techniques utilized by the fund are expected to be an effective means of substantially duplicating the investment performance of the Index; however, the fund is not expected to track its Index with the same degree of accuracy that complete replication of the Index would have provided. Over time, the fund's portfolio composition will be altered (or "rebalanced") to reflect changes in the composition of the Index.

A large percentage of Dreyfus International Stock Index Fund's Index is comprised of Japanese securities. Therefore, stocks of Japanese companies will represent a correspondingly large component of the fund's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations
Dreyfus 100% U.S. Treasury Money Market Fund	✓[24]

24 The fund normally invests solely in U.S. Treasury securities.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
Dreyfus 100% U.S. Treasury Money Market Fund			✓

Fund	Illiquid Securities	Borrowing Money	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities
Dreyfus 100% U.S. Treasury Money Market Fund		✓[25]

25 The fund may borrow only for temporary or emergency (not leveraging purposes), in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. Dreyfus New Jersey Municipal Bond Fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below). Additionally, as a matter of Fundamental Policy, each fund, other than Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Satellite Alpha Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund, may not (with respect to Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Satellite Alpha Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund, except as described below or as otherwise permitted by the 1940 Act, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, each fund may not):

1. Borrowing

Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Growth Fund, Dreyfus Satellite Alpha Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Markets Fund, Dreyfus Greater China Fund, Dreyfus Growth and Income Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus New Jersey Municipal Bond Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus 100% U.S. Treasury Money Market Fund and Dreyfus Midcap Index Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. For Dreyfus Midcap Index Fund, transactions in futures and options do not involve any borrowing for purposes of this restriction.

Dreyfus Research Long/Short Equity Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts (including those related to indices), options on futures contracts or indices and effecting short sales of securities shall not constitute borrowing.

Dreyfus S&P 500 Index Fund. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from The Bank of New York Mellon, an affiliate of the Manager) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

2. Commodities

Dreyfus Balanced Opportunity Fund and Dynamic Total Return Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Research Long/Short Equity Fund and Dreyfus Satellite Alpha Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Opportunistic U.S. Stock Fund and Dreyfus Total Emerging Markets Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices. (This Fundamental Policy shall not prohibit a fund, subject to restrictions described in its prospectus and this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities law.)

Dreyfus Emerging Markets Fund, Dreyfus Greater China Fund, Dreyfus International Stock Index Fund, Dreyfus Research Growth Fund and Dreyfus Smallcap Stock Index Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Invest in commodities, except that the fund may invest in futures contracts as described in the fund's prospectus and this SAI.

Dreyfus Growth and Income Fund. Invest in commodities, except that the fund may invest in futures contracts and options on futures contracts as described in the fund's prospectus and this SAI.

3. Issuer Diversification

Dreyfus Diversified International Fund, Dreyfus Opportunistic U.S. Stock Fund and Dreyfus Satellite Alpha Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets and does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus Balanced Opportunity Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus International Value Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

Dreyfus Research Growth Fund. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the voting securities of such issuer.

Purchase the securities of any issuer if such purchase would cause more that 5% of the value of its total assets to be invested in securities of such issuer (except securities of the U.S. Government or any instrumentality thereof).

4. Industry Concentration

Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Research Long/Short Equity Fund and Dreyfus Satellite Alpha Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. The real estate sectors, with respect to Dreyfus Global Real Estate Securities Fund, in general are not considered an industry for purposes of this Fundamental Policy.

Dreyfus Midcap Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P MidCap 400 Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Greater China Fund, Dreyfus India Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy with respect to Dreyfus Technology Growth Fund, the technology sector in general is not considered an industry.

Dreyfus International Stock Index Fund and Dreyfus Smallcap Stock Index Fund. Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the fund's benchmark index as described in the prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus S&P 500 Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P 500 Composite Stock Price Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Research Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry.

Dreyfus Growth and Income Fund. Invest more than 25% of its assets in the securities of issuers in any particular industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus New Jersey Municipal Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5. Investing for Control

Dreyfus Midcap Index Fund, Dreyfus Research Growth Fund and Dreyfus S&P 500 Index Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

6. Loans

Dreyfus 100% U.S. Treasury Money Market Fund. Make loans to others, except through the purchase of debt obligations referred to in the fund's prospectus.

Dreyfus Balanced Opportunity Fund, Dreyfus Midcap Index Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus S&P 500 Index Fund and Dynamic Total Return Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Satellite Alpha Fund and Dreyfus Total Emerging Markets Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Emerging Markets Fund, Dreyfus Greater China Fund, Dreyfus Growth and Income Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus New Jersey Municipal Bond Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Opportunistic U.S. Stock Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Research Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to in the fund's prospectus. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Make loans to others, except through the purchase of debt obligations referred to in the fund's prospectus or the entry into repurchase agreements. However, the fund may lend its portfolio securities to the extent permitted under the 1940 Act (which currently permits lending portfolio securities in an amount not to exceed 33-1/3% of the value of the fund's total assets). Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

7. Margin and Short Sales

Dreyfus Research Growth Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

Dreyfus Emerging Markets Fund, Dreyfus Greater China Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Balanced Opportunity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

Dreyfus New Jersey Municipal Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus 100% U.S. Treasury Money Market Fund. Sell securities short or purchase securities on margin or write or purchase put or call options or combinations thereof.

8. Options

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Purchase, sell or write puts, calls or combinations thereof.

9. Limit on Companies with Limited Operations

Dreyfus Midcap Index Fund and Dreyfus Research Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

10. Limit Where Affiliated Persons Involved

Dreyfus Research Growth Fund. Purchase or retain the securities of any issuer if the officers or directors of the fund or of the Manager, who own beneficially more than 0.5% of the securities of such issuer, together own beneficially more than 5% of the securities of such issuer.

Dreyfus Research Growth Fund. Purchase from or sell to any of its officers or directors or firms of which any of them are affiliated persons any securities (other than capital stock of the fund), but such persons or firms may act as brokers for the fund for customary commissions.

11. Pledging Assets

Dreyfus Midcap Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

Dreyfus S&P 500 Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

12. Real Estate

Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Satellite Alpha Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus Growth and Income Fund. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate. In particular, the fund may purchase mortgage-backed securities and REIT securities.

Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Markets Fund, Dreyfus Greater China Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

Dreyfus International Stock Index Fund and Dreyfus Smallcap Stock Index Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus 100% U.S. Treasury Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

Dreyfus New Jersey Municipal Bond Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Midcap Index Fund. Purchase, hold or deal in real estate, REIT securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus S&P 500 Index Fund. Purchase, hold or deal in real estate, or oil and gas interests, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Purchase or sell real estate, REIT securities, commodities, or oil and gas interests, provided that the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of ownership of such securities or instruments, and provided further that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus Research Growth Fund. Purchase, hold or deal in real estate (except for corporate office purposes), but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.

13. Senior Securities

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Satellite Alpha Fund and Dynamic Total Return Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of a senior security.

Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Long/Short Equity Fund and Dreyfus Total Emerging Markets Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of a senior security.

Dreyfus Emerging Markets Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under the fund's Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy Nos. 4 and 7 may be deemed to give rise to a senior security.

Dreyfus Growth and Income Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted in the fund's Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy Nos. 4 and 7.

Dreyfus Greater China Fund, Dreyfus International Stock Index Fund and Dreyfus Smallcap Stock Index Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the fund's Fundamental Policy Nos. 1, 2 and, for Dreyfus Greater China Fund only, 7 and the fund's Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

Dreyfus New Jersey Municipal Bond Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under the fund's Fundamental Policy Nos. 1 and 12 and the fund's Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

Dreyfus 100% U.S. Treasury Money Market Fund and Dreyfus Research Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

14. Underwriting

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus Greater China Fund, Dreyfus Growth and Income Fund, Dreyfus India Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Satellite Alpha Fund, Dreyfus Technology Growth Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Research Growth Fund. Act as an underwriter of securities of other issuers.

Dreyfus Midcap Index Fund. Act as an underwriter of securities of other issuers. The fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

Dreyfus 100% U.S. Treasury Money Market Fund and Dreyfus S&P 500 Index Fund. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act (so-called "restricted securities"). Dreyfus S&P 500 Index Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

Dreyfus New Jersey Municipal Bond Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Underwrite the securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities, or purchase securities subject to restrictions on disposition under the Securities Act (so called "restricted securities").

15. Warrants

Dreyfus Research Growth Fund. Purchase warrants in excess of 2% of its net assets. For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

With respect to Dreyfus New Jersey Municipal Bond Fund, for purposes of industry concentration determinations, (1) industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry and (2) municipal securities, where the payment of principal and interest for such securities is derived solely from a specific project are each grouped together as an "industry."

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Arbitrage

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Engage in arbitrage transactions.

2. Investing for Control

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus International Value Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Satellite Alpha Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus Growth and Income Fund. Invest in the securities of a company for the purpose of exercising management or control.

Dreyfus New Jersey Municipal Bond Fund. Invest in companies for the purpose of exercising control.

3. Margin

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Satellite Alpha Fund and Dynamic Total Return Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Long/Short Equity Fund and Dreyfus Total Emerging Markets Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

4. Pledging Assets

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Satellite Alpha Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus Research Growth Fund. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus Research Long/Short Equity Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus Emerging Markets Fund, Dreyfus Greater China Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Growth and Income Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus New Jersey Municipal Bond Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

5. Limit on Companies with Limited Operations

Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus S&P 500 Index Fund and Dreyfus Strategic Value Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

6. Purchase Securities of Other Investment Companies

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus Greater China Fund, Dreyfus India Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Midcap Index Fund, Dreyfus New Jersey Municipal Bond Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Growth Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus S&P 500 Index Fund, Dreyfus Satellite Alpha Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus 100% U.S. Treasury Money Market Fund. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

7. Puts/Calls

Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Growth Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

8. Illiquid Investments

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Diversified International Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus Greater China Fund, Dreyfus Growth and Income Fund, Dreyfus India Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Growth Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Satellite Alpha Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus Total Emerging Markets Fund and Dynamic Total Return Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus New Jersey Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

9. Short Sales

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Sell securities short, but reserves the right to sell securities short against the box (a transaction in which the fund enters into a short sale of a security which the fund owns).

Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. Sell securities short.

10. Warrants

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Purchase warrants (excluding those acquired by the fund in units or attached to securities).

Dreyfus Growth and Income Fund. Purchase warrants in excess of 2% of its net assets. For purposes of this Nonfundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

11. Issuer Diversification

Dreyfus Global Real Return Fund. Invest more than 5% of the value of its total assets in the obligations of any single issuer (except securities of the U.S. Government or any instrumentality thereof).

12. Industry Concentration

Dreyfus Global Real Return Fund. Invest more than 20% of the value of its total assets in the securities of issuers in any single industry (except securities of the U.S. Government or any instrumentality thereof).

13. Investment in Other than Municipal Bonds

Dreyfus New Jersey Municipal Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

14. State and Local Tax Exempt Income

Dreyfus 100% U.S. Treasury Money Market Fund. Purchase securities other than those believed at the time of purchase to provide the holder thereof with interest income exempt from state and local income taxes.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Dreyfus Brazil Equity Fund, Dreyfus Emerging Asia Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund, Dreyfus India Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Midcap Index Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic U.S. Stock Fund, Dreyfus Research Growth Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund and Dreyfus Total Emerging Markets Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Under normal circumstances, Dreyfus 100% U.S. Treasury Money Market Fund invests all of its net assets in U.S. Treasury securities (or other instruments with similar economic characteristics). Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or other instruments with similar economic characteristics). Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

Fund	Investment
Dreyfus Brazil Equity Fund

Equity securities of companies: (i) that have their registered office in Brazil; (ii) whose principal trading market is in Brazil; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, in Brazil

Dreyfus Emerging Asia Fund

Stocks of companies that are located or principally traded in Asian emerging market countries and other investments that are tied economically to Asian emerging markets, as described in the fund's prospectus

Dreyfus Emerging Markets Fund	Stocks of companies organized, or with a majority of assets or business, in emerging market countries
Dreyfus Global Dynamic Bond Fund	Bonds and other instruments that provide investment exposure to global bond markets
Dreyfus Global Real Estate Securities Fund	Publicly-traded equity securities of companies principally engaged in the real estate sector, as described in the fund's prospectus
Dreyfus Greater China Fund

Stocks of companies that (i) are principally traded in China, Hong Kong or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China, as described in the fund's prospectus

Dreyfus India Fund	Securities of Indian issuers and other investments that are tied economically to India
Dreyfus International Stock Index Fund	Stocks included in the MSCI EAFE Index and in futures whose performance is tied to certain countries included in the index*
Dreyfus International Value Fund Dreyfus Strategic Value Fund	Stocks
Dreyfus Large Cap Equity Fund Dreyfus Large Cap Growth Fund	Equity securities of large capitalization companies, as described in the fund's prospectus
Dreyfus Opportunistic Midcap Value Fund Dreyfus Structured Midcap Fund	Mid-cap stocks as described in the prospectus
Dreyfus Midcap Index Fund	Stocks included in the S&P MidCap 400 Index and in futures whose performance is tied to the index*
Dreyfus New Jersey Municipal Bond Fund

Municipal Bonds of the State of New Jersey, its political subdivisions, authorities and corporations and certain other specified securities that provide income exempt from federal and New Jersey state personal income taxes

Dreyfus Opportunistic Small Cap Fund	Stocks of small-cap companies
Dreyfus Opportunistic U.S. Stock Fund	Stocks of publicly traded companies located in the United States
Dreyfus Research Growth Fund	Common stocks
Dreyfus Research Long/Short Equity Fund	Equity securities
Dreyfus S&P 500 Index Fund	Stocks included in the S&P 500 Index and in futures whose performance is tied to the index*
Dreyfus Smallcap Stock Index Fund	Stocks included in the S&P SmallCap 600 Index and in futures whose performance is tied to the index*
Dreyfus Technology Growth Fund	Stocks of growth companies of any size that the Manager believes to be leading producers or beneficiaries of technological innovation
Dreyfus Total Emerging Markets Fund	Securities of emerging market issuers and other investments that are tied economically to emerging market countries

Fund	Investment
Dreyfus U.S. Treasury Intermediate Term Fund Dreyfus U.S. Treasury Long Term Fund	U.S. Treasury securities

* The fund generally is fully invested in such investments.

DIVIDENDS AND DISTRIBUTIONS

Dreyfus 100% U.S. Treasury Money Market Fund, Dreyfus New Jersey Municipal Bond Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund.

Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for regular business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus 100% U.S. Treasury Money Market Fund	Massachusetts	March 27, 1987**	Diversified
Advantage Funds, Inc.	Maryland	November 16, 1993
Dreyfus Global Absolute Return Fund			Non-diversified
Dreyfus Global Dynamic Bond Fund			Non-diversified
Dreyfus Global Real Return Fund			Diversified
Dreyfus International Value Fund			Diversified
Dreyfus Opportunistic Midcap Value Fund			Diversified
Dreyfus Opportunistic Small Cap Fund			Diversified
Dreyfus Opportunistic U.S. Stock Fund			Diversified
Dreyfus Strategic Value Fund			Diversified
Dreyfus Structured Midcap Fund			Diversified
Dreyfus Technology Growth Fund			Diversified
Dreyfus Total Emerging Markets Fund			Non-diversified
Dynamic Total Return Fund			Non-diversified
Dreyfus Growth and Income Fund, Inc.	Maryland	November 15, 1991	Non-diversified
Dreyfus Index Funds, Inc.	Maryland	October 6, 1989
Dreyfus International Stock Index Fund			Non-diversified
Dreyfus S&P 500 Index Fund			Non-diversified
Dreyfus Smallcap Stock Index Fund			Non-diversified
Dreyfus International Funds, Inc.	Maryland	January 27, 1993
Dreyfus Brazil Equity Fund			Non-diversified
Dreyfus Emerging Markets Fund			Non-diversified
Dreyfus Manager Funds I	Massachusetts	July 28, 1995
Dreyfus Research Long/Short Equity Fund			Non-diversified
Dreyfus Manager Funds II	Massachusetts	July 28, 1995
Dreyfus Balanced Opportunity Fund			Diversified
Dreyfus Midcap Index Fund, Inc.	Maryland	June 6, 1991	Non-diversified

Name	State of Organization	Date of Organization*	Diversification Classification
Dreyfus New Jersey Municipal Bond Fund, Inc.	Maryland	January 11, 1988	Non-diversified
Dreyfus Premier Investment Funds, Inc.	Maryland	November 21, 1991
Dreyfus Diversified International Fund			Diversified
Dreyfus Emerging Asia Fund			Non-diversified
Dreyfus Global Real Estate Securities Fund			Diversified
Dreyfus Greater China Fund			Non-diversified
Dreyfus India Fund			Non-diversified
Dreyfus Large Cap Equity Fund			Diversified
Dreyfus Large Cap Growth Fund			Diversified
Dreyfus Satellite Alpha Fund			Diversified
Dreyfus Research Growth Fund, Inc.	Delaware Maryland	June 23, 1969 Reorganized as a Maryland corporation on July 23, 1981	Diversified
Dreyfus U.S. Treasury Intermediate Term Fund	Massachusetts	March 27, 1987	Diversified
Dreyfus U.S. Treasury Long Term Fund	Massachusetts	March 27, 1987	Diversified

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

** Commenced operations as a limited partnership. On December 31, 1993, all assets and liabilities of the partnership were transferred to the fund in exchange for shares of beneficial interest of the fund, which was organized on May 21, 1993.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Expense Arrangements

Index Funds. All expenses incurred in the operation of the funds are borne by the Manager, except management fees, Shareholder Services Plan fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested board members, fees and expenses of independent counsel to the fund and to the non-interested board members, and any extraordinary expenses.

Expense Limitations

Dreyfus 100% U.S. Treasury Money Market Fund, Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus U.S. Treasury Intermediate Term Fund and Dreyfus U.S. Treasury Long Term Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus New Jersey Municipal Bond Fund. The Manager has agreed that, if in any fiscal year, the aggregate expenses of Class A shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets attributable to Class A shares for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the

Manager, or the Manager will bear, such excess expense with respect to Class A shares of the fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Research Growth Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of Class Z shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the fund's average daily net assets attributable to Class Z shares of the fund for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense with respect to Class Z of the fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Index Licensing Disclosures—S&P

Dreyfus S&P 500 Index Fund, Dreyfus Midcap Index Fund and Dreyfus Smallcap Stock Index Fund. The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, S&P 400 Index or S&P 600 Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the relevant Indexes which are determined, composed and calculated by S&P without regard to the funds. S&P has no obligation to take the needs of the funds or the owners of the funds into consideration in determining, composing or calculating the S&P 500 Index, S&P 400 Index or S&P 600 Index, respectively. S&P is not responsible for and has not participated in the calculation of the funds' net asset value, nor is S&P a distributor of the funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DREYFUS S&P 500 INDEX FUNDS, DREYFUS MIDCAP INDEX FUND, INC. OR DREYFUS SMALLCAP STOCK INDEX FUND, OWNERS OF SUCH FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036-6530, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

New Jersey

General Information

Demographics. New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,196 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy. The State's central location also makes it an attractive location for corporate headquarters and international business offices. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists.

New Jersey's population grew rapidly following World War II, but slowed to an annual rate of 0.27% in the 1970's. Between 1980 and 1990, the annual growth rate increased to 0.49%, and to 0.85% in the 1990's and 2000's, but fell to 0.44% between 2000 and 2010. While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states. However, the increase in the State's population since the 1970's masks the redistribution of the population within the State. There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State. In 2012, the State's population was estimated to be 8,864,590.

Economic Outlook. New Jersey's gross state product rose 1.3% from 2011 to 2012, compared to the national increase in gross domestic product of 2.5% during the same period. Calendar year 2012 also was the third consecutive year to see an increase in New Jersey's inflation-adjusted gross domestic product. New Jersey's personal income rose 1.2% over the twelve month period ended March 31, 2013, which was less than the 2.8% increase reported for the nation as a whole over the same period. Growth in personal income for New Jersey residents is expected to continue through 2013 and 2014 at rates higher than those seen over the course of 2012. Payroll employment as of June 2013 averaged 1.9% higher than as of June 2012. This increase in payroll employment in New Jersey was 0.2% higher than the national increase. The State's unemployment rate declined from 9.6% in June 2012 to 8.7% in June 2013.

New Jersey's housing sector is recovering, and although the levels of activity remain low, growth in housing activity is anticipated to continue, as reduced prices, low mortgage rates and higher rental costs have increased the attractiveness of homeownership. Home resales in the State in 2012 were 11.7% higher than in 2011. In addition, new motor vehicle sales in the first six months of 2013 were 5.3% higher than the same period of 2012, reaching their highest level in the first half of any year since 2007.

The State's economic outlook hinges on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround. To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices and stability in the financial markets.

Super Storm Sandy made landfall in New Jersey on October 29, 2012, and is estimated to have resulted in $44.9 billion in damage to public and private property in the affected areas of the nation, with the overwhelming majority of this damage in New York and New Jersey. This estimate does not include damage to personal possessions, any incremental cost of rebuilding, immediate losses to businesses from interruptions to activity or costs incurred in the course of cleanup and restoration of activity. It is anticipated that rebuilding activity will largely offset any longer-term negative economic impacts. It is clear, however, that Super Storm Sandy will have a significant long-term effect on individual regions and industries in the State, most notably those along the Jersey Shore. The Disaster Relief Appropriations Act of 2013 (the "Federal Relief Act"), which was signed into law on January 29, 2013, provides approximately $50.38 billion to assist states impacted by Super Storm Sandy and other federally declared disasters. The money is primarily allocated among certain federal agencies, including the U.S. Department of Housing and Urban Development ("HUD"). On February 6, 2013, HUD announced a first tranche of these funds, of which New Jersey will receive approximately $1.83 billion. As the recovery from Super Storm Sandy continues, the State will maintain efforts to ensure that all matching requirements for funds available under the Federal Relief Act are identified and budgeted.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the State General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds

State General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the State General Fund. Most revenues received from taxes, most federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the State General Fund. Expenditures from the State General Fund were approximately $17.92 billion in Fiscal Year 2012, and are estimated to be $19.23 billion and $18.81 billion in Fiscal Years 2013 and 2014, respectively.

Property Tax Relief Fund. This fund accounts for revenues from the gross income tax and for revenues derived from a tax rate of 0.5% imposed under the sales and use tax, both of which are constitutionally dedicated toward property tax relief and reform, respectively. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. Property tax relief expenditures were approximately $12.11 billion in Fiscal Year 2012, and are estimated to be $12.16 billion and $13.72 billion in Fiscal Years 2013 and 2014, respectively.

Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Expenditures from the largest of those three funds, the Casino Revenue Fund, were approximately $248.1 million in Fiscal Year 2012, and are estimated to be approximately $235.4 million and $383.6 million in Fiscal Years 2013 and 2014, respectively. Other Special Revenue Funds have been created that are either reported ultimately in the State General Fund or are created to hold revenues derived from private sources.

Other Revenue Sources

Federal Aid. Actual federal aid receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2010 through 2012 amounted to $12.36 billion, $11.20 billion and $10.67 billion, respectively. Federal receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2013 and 2014 are estimated at $11.76 billion and $12.96 billion, respectively. Such federal aid receipts for Fiscal Year 2014 are composed of $5.61 billion for medical payments, $49.6 million for social services block grants, $852.3 million for welfare, $2.04 billion for other human services, $835.3 million for education, $493.5 million for labor, $1.13 billion for transportation and the remainder for all other federal aid programs.

Atlantic City and Legalized Gambling. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. Collections for Fiscal Years 2010 through 2012 were approximately $296.1 million, $266.2 million and $239.3 million, respectively. Collections for Fiscal Year 2013 are estimated to be $217.6 million, a 9.1% decrease from Fiscal Year 2012. Collections for Fiscal Year 2014 are estimated to be $383.6 million, a $166 million increase from Fiscal Year 2013. Almost all of the anticipated increase reflects the introduction of Internet gaming, which was expected to commence during or about the fourth quarter of calendar year 2013.

State Economy and Finances

Fiscal Year 2011 Summary. Total revenues for Fiscal Year 2011 were $28.66 billion, approximately 2.8% above Fiscal Year 2010 revenues. The sales and use tax collections for Fiscal Year 2011 were $7.77 billion. The gross income tax collections for Fiscal Year 2011 were $10.62 billion. The corporation business tax collections for Fiscal Year 2011 were $2.23 billion. Of the $28.66 billion appropriated for Fiscal Year 2011, $12.51 billion (42.6%) was appropriated for State aid, $9.03 billion (30.8%) was appropriated for grants-in-aid, $6.48 billion (22.1%) was appropriated for direct State services, $204.7 million (0.7%) was appropriated for debt service on State general obligation bonds and $1.12 billion (3.8%) was appropriated for capital construction. State aid, the largest portion of Fiscal Year 2011 appropriations, consists of payments to, or on behalf of, counties, municipalities and school districts, to assist them in carrying out their local responsibilities. The largest State aid appropriation, in the amount of $10.78 billion, was provided for local preschool, elementary and secondary education programs.

Fiscal Year 2012 Summary. Total revenues for Fiscal Year 2012 were $29.09 billion. The sales and use tax collections for Fiscal Year 2012 were $7.94 billion. The gross income tax collections for Fiscal Year 2012 were $11.13 billion. The corporation business tax collections for Fiscal Year 2012 were $2.03 billion. In Fiscal Year 2012 there were supplemental appropriations including $181 million to offset health benefit reform savings that were not realized and to fund spending needs which were not provided for in the Fiscal Year 2012 Budget, $181.3 million to offset anticipated Medicaid waiver savings that were not approved by the federal government and $160.1 million in additional transitional aid to municipalities. These supplemental appropriations were largely offset by $587 million in lapses of Fiscal Year 2012 appropriations. Together, these supplemental appropriations and lapses were expected to result in a Fiscal Year 2012-ending State General Fund balance of $570 million, down from an anticipated opening Fiscal Year 2012 State General Fund balance of $873.2 million.

Fiscal Years 2013 and 2014 Summary. Estimated total revenues for Fiscal Years 2013 and 2014 are $31.20 billion and $32.81 billion, respectively. In each fiscal year, revenues from the State General Fund make up over 50% of revenues—approximately $18.08 billion in Fiscal Year 2013 and $18.65 billion in Fiscal Year 2014.

The sales and use tax collections for Fiscal Year 2013 were estimated to total $8.24 billion, an increase of 3.8% from Fiscal Year 2012. The sales and use tax collections for Fiscal Year 2014 are estimated to total $8.68 billion, an increase of 5.3% from Fiscal Year 2013. This growth in sales and use tax collections primarily reflects ongoing growth in consumer spending as employment and incomes recover, but also reflects revenues stemming from purchases of products connected to the ongoing recovery from Super Storm Sandy as well as from the turnaround in homebuilding. The gross income tax collections for Fiscal Year 2013 were estimated to total $12.19 billion, an increase of 9.6% from Fiscal Year 2012. The gross income tax collections for Fiscal Year 2014 are estimated to total $13.04 billion, an increase of 6.9% from Fiscal Year 2013. Fiscal Year 2013 collections were elevated by payments of calendar year 2012 liabilities on the realizations of dividend and capital gains in late 2012 in advance of the January 1, 2013 increase in federal tax rates for high income individuals. The corporation business tax collections for Fiscal Year 2013 were estimated to total $2.257 billion, an increase of 11.1% from Fiscal Year 2012. The corporation business tax collections for Fiscal Year 2014 are estimated to total $2.416 billion, an increase of 7.0% from Fiscal Year 2013. Corporate tax collections were sluggish prior to Fiscal Year 2013 despite the broad recovery in reported earnings, possibly in part due to the continuing carry forward of losses experienced during the national economic recession. The projected Fiscal Year 2014 increase in collections assumes that the underlying strength in corporate earnings will continue, though the increase is tempered by the impact of the Fiscal Year 2012 business tax reforms and redemptions of previously awarded tax credits.

State revenue collections for Fiscal Year 2013 were expected to be $538 million lower than estimated at the time of the enactment of the Fiscal Year 2013 budget. For example, in Fiscal Year 2013, $165 million from municipal affordable housing trust funds was expected to be received by the New Jersey Affordable Housing Trust Fund and deposited in the State General Fund, contributing to a year-end balance of approximately $466.7 million.

Revenues for Fiscal Year 2014 also rely upon estimates of national economic conditions that incorporate the impact of the sequester of federal funds on the economy, but it is recognized that the impact of the federal budget on the U.S. economy as a whole, and any spillovers to New Jersey's economy and revenues, are uncertain and will remain unknown until the federal fiscal year 2014 budget process is completed. The sequester of federal funds is estimated to have a direct impact on State revenues of up to $25 million for Fiscal Year 2014 resulting from reductions in federal spending in New Jersey. During the first six months of Fiscal Year 2014, cash collections from the State's sixteen major revenue sources totaled $10.601 billion, a 5.7% increase over the collections during the first six months of Fiscal Year 2013. Year-to-date collections are $332 million (3.0%) below the targeted amount of $10.933 billion. The largest shortfalls were collections in the gross income tax, which was $105 million (2.2%) under target, and the corporate business tax, which was $104 million (10.1%) under target. Based upon trends in Fiscal Year 2014 gross income tax collections, the State expects to recover a substantial portion of the shortfall in this tax. The State continues to expect the Fiscal Year 2014 ending undesignated State General Fund balance to be not less than $300 million.

Of the $32.98 billion appropriated for Fiscal Year 2014, State aid is the largest portion of appropriations, totaling $14.10 billion (42.8%), with the largest allocation ($12.41 billion) provided for local preschool, elementary and secondary education programs. In addition, $10.00 billion (30.3%) is appropriated for grants-in-aid, $7.16 billion (21.7%) is appropriated for direct State services, $1.40 billion (4.2%) is appropriated for capital construction, and $319.7 million (1.0%) is appropriated for debt service on State general obligation bonds. Fiscal Year 2014 appropriations also include non-recurring revenue totaling $1.17 billion. The State's reliance on non-recurring resources continues to decline in Fiscal Year 2014, representing only 3.6% of appropriations compared to 13% in Fiscal Year 2010. Fiscal Year 2014 appropriations are based on an estimate of costs. There are various factors that could result in expenditures significantly higher or lower than current forecasts.

Unemployment Insurance Trust Fund. In Fiscal Year 2013, the Unemployment Insurance Trust Fund (the "UITF"), which provides funding for unemployment benefits in the State, received approximately $2.8 billion in contributions from employers and workers while paying out approximately $2.5 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2014, contributions from employers and workers are expected to approximate $3.0 billion, while regular State unemployment benefits will approximate $2.5 billion. As of June 24, 2013, the State's outstanding loan balance to the U.S. Department of Labor was $324.3 million for cash advances to provide funding for unemployment insurance benefits. The State expects to fully repay these federal loans during Fiscal Year 2014. Repayments of these advances are solely the obligation of the UITF and are not obligations of the State's General Fund.

State Indebtedness

General. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit. As of June 30, 2013, the State had $2.40 billion of State general obligation bonds outstanding with another $1.29 billion of bonding authorization remaining from various State general obligation bond acts.

General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2010 through 2013 in the amounts of $261.1 million, $204.7 million, $276.9 million and $410.06 million respectively. The Fiscal Year 2014 appropriation is $319.7 million, representing principal and interest payments for general obligation bonds. This appropriation reflects anticipated savings from utilizing available, uncommitted amounts and residual project balances held in general obligation bond funds, available bond premium from the sale of general obligation bonds in May 2013, and normal reductions in scheduled payments for existing general obligation bond debt service.

Variable Rate Obligations. As of June 30, 2013, three independent State authorities had outstanding, in the aggregate, approximately $447.9 million of variable rate demand bonds with interest rates that reset daily or weekly. Such variable rate demand bonds are secured by respective agreements with the State Treasurer, and are further supported by bank-issued letters of credit. Additionally, as of June 30, 2013, the New Jersey Economic Development Authority had outstanding approximately $1.147 billion of floating rate notes, which bear interest at a rate that resets quarterly, monthly, or weekly based on either London InterBank Offering Rate (LIBOR) or the Securities Industry and Financial Markets Association (SIFMA) rate plus a fixed spread. There are no letters of credit in support of these notes.

Obligations Supported By State Revenue Subject to Annual Appropriation. The State has entered into a number of leases and agreements with several governmental authorities to secure the financing of various projects and programs in the State in which the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. The Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The Fiscal Year 2014 Budget includes $2.73 billion for debt service for obligations supported by State revenue subject to annual appropriation. The principal amount of obligations supported by State revenue subject to annual debt service appropriations in Fiscal Year 2014 is $32.39 billion.

Tax and Revenue Anticipation Notes. The State issues tax and revenue anticipation notes ("TRANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the State General Fund and Property Tax Relief Fund revenues. TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution, but instead constitute special obligations of the State payable solely from monies on deposit in the State General Fund and the Property Tax Relief Fund and legally available for such payment.

The State has authorized the issuance of TRANs in each fiscal year since Fiscal Year 2011. On December 15, 2011 the State issued $2.15 billion in TRANs, which were scheduled to mature on June 21, 2012. On July 9, 2012 and August 31, 2012, the State issued $1.2 billion and $900 million, respectively, in TRANs, all of which were redeemed using proceeds from a $2.6 billion issuance of TRANs on November 20, 2012, and which were scheduled to mature on June 27, 2013. On July 2, 2013 and July 31, 2013, the State issued $1.5 million and $600 million in TRANs, respectively. On December 3, 2013, the State issued $2.6 billion in TRANs, a portion of which refunded previously issued TRANs. The State reserves the right to issue additional TRANs in Fiscal Year 2014.

State Pension Plans

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven defined benefit pension plans (collectively, the "Pension Plans"). Public Employees' Retirement System ("PERS") and Teachers' Pension and Annuity Fund ("TPAF") are the largest plans, which as of June 30, 2012, the date of the latest actuarial valuations for all systems covered 280,158 and 150,200 active members, respectively, and 153,625 and 89,700 retired members, respectively. The other systems are Police and Firemen's Retirement System ("PFRS"), Consolidated Police and Firemen's Pension Fund ("CP&FPF"), State Police Retirement System ("SPRS"), Judicial Retirement System ("JRS") and Prison Officers' Pension Fund ("POPF"). The State is not the only employer participating in PERS and PFRS. Local governments also participate as employers. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State on one hand and the local governments on the other hand. The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF. The CP&FPF and the POPF are closed plans and not open to new membership.

State law requires the Pension Plans to conduct an annual actuarial valuation. Ordinarily, the actuarial valuations of the Pension Plans are completed approximately six to eight months after the end of a fiscal year. As a result, the recommended contribution rates for the Pension Plans apply not to the fiscal year immediately following the fiscal year covered by the actuarial valuations but the second immediately following fiscal year. For example, the actuarially recommended rates of contribution in the actuarial valuations of the Pension Plans as of July 1, 2011 are applicable to Fiscal Year 2013.

The actual rate of return on the Pension Plans depends on the performance of their respective investment portfolios. The investment portfolios of each Pension Plan can be highly volatile and the value of the securities in the investment portfolio can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the Plan's unfunded actuarial accrued liability ("UAAL"). For Fiscal Years 2010 and 2011, the rate of return of the assets of the Pension Plans was 13.36% and 18.03%, respectively, causing the UAAL of the Pension Plans to decrease from Fiscal Year 2009. For Fiscal Year 2012, the investment rate of return was 2.52%, which was below the assumed rate of return of 7.95% and caused the UAAL of the Pension Plans to increase for Fiscal Year 2013. On a preliminary basis, the annualized rate of return for Fiscal Year 2013 was in the 11-12% range, and is subject to change.

From Fiscal Year 2006 through Fiscal Year 2011 the total net assets of all of the Pension Plans increased by $479 million, from $77.4 billion to $77.9 billion, and the annual total expenditures incurred by the Pension Plans over the same period increased by $2.6 billion, from $5.5 billion to $8.1 billion. The amount of these expenditures is expected to increase in future fiscal years. This resulted in an increase in the ratio of annual expenditures to net assets from 7.11% for Fiscal Year 2006 to 10.46% for Fiscal Year 2011. It is likely that this ratio will worsen and increase in future fiscal years.

For Fiscal Year 2009, although $1.047 billion was appropriated as the State's pension contribution to the Pension Plans, the actual contribution made by the State was $106.3 million, representing only 4.8% of the total actuarially recommended contribution to the Pension Plans of $2.231 billion. For Fiscal Year 2010, although $100 million was appropriated as the State's contribution to the Pension Plans, the State did not make a contribution due to ongoing budgetary constraints. The $100 million contribution originally expected to be made for Fiscal Year 2010 represented only 4% of the total actuarially recommended contribution for the State to the Pension Plans of $2.519 billion. Although the recommended contribution as determined by the actuaries for the Pension Plans for Fiscal Year 2011 was $3.060 billion, no contribution was made.

The State has resumed making the actuarially recommended contributions to the Pension Plans on a gradual basis over a period of seven years beginning with Fiscal Year 2012. For Fiscal Year 2012, the State made a pension contribution of $484.5 million to the Pension Plans, representing 1/7th of the full actuarially recommended contribution of $3.391 billion. For Fiscal Year 2013, the State made a contribution of $1.029 billion. The full recommended contribution of all Pension Plans for Fiscal Year 2013 was $3.600 billion. For Fiscal Year 2014, the State is expected to make a contribution of $1.676 billion, which represents 3/7th of the full actuarially recommended contribution. The full recommended contribution of all Pension Plans for Fiscal Year 2014 is $3.909 billion.

Recent Reforms. On June 28, 2011, the 2011 Pension and Health Benefit Reform Legislation was enacted that over the long-term is expected to improve the overall financial condition of the Pension Plans, raise the funded ratios of the Pension Plans to more financially sound levels, lower future actuarially recommended contributions from levels which likely would have been required without the legislation and reduce the UAAL of the Pension Plans. As a result of the legislation, the calculation of the overall funded ratio of the Pension Plans improved from 56.4% to 65.2% and the total UAAL included in the revised actuarial valuation of the Pension Plans decreased by $11.5 billion from $37.1 billion to $25.6 billion as of the revised June 30, 2010 actuarial valuations.

Litigation

The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. Plaintiff, as owner of the Warren Glen waste water treatment facility ("Warren Glen"), filed suit against the Department of Environmental Protection ("DEP") asserting that DEP is responsible for unpermitted discharges of landfill pollutants into one of its waste water treatment lagoons at Warren Glen. Additionally, plaintiff claims it has suffered numerous damages due to costs associated with Warren Glen, such as costs to operate the facility, costs associated with the delay in the clean-up, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

Plaintiff claims it is the successor to a 1991 landfill agreement ("1991 Agreement"), by which it was obligated to receive and treat leachate from the neighboring landfill in their waste water treatment lagoons before discharge into a river. However, plaintiff claims, in a voluntary Chapter 11 bankruptcy petition for reorganization, the bankruptcy court granted its request to reject the 1991 Agreement on June 23, 2005. Plaintiff claims it had no responsibility to treat the leachate from the neighboring landfill as of this date, but was forced by DEP to continue doing so between March 2006 and September 13, 2007, suffering damages from the illegal discharge of leachate into their facility. In April 2007, DEP successfully rerouted the leachate so that it no longer runs into Warren Glen and is permanently enjoined from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment in a related case, FiberMark North America, Inc. v. Jackson. The State filed its answer to the complaint on June 23, 2008. The trial on this matter began on May 4, 2009. DEP moved to dismiss the matter, which the court granted. On May 26, 2009, plaintiff filed several motions with the trial court and also filed a notice of appeal with the appellate court. By order dated September 18, 2009, the appellate court temporarily remanded the matter for 30 days for the trial judge to rule on the post-judgment motions previously filed with the trial court. On October 23, 2009, the court issued a decision from the bench denying plaintiff's motions.

On August 5, 2011, the appellate court issued a decision affirming the trial court's decision in part, reversing in part and remanding for further proceedings. The court affirmed the trial court's dismissal of FiberMark's continuing trespass, continuing dangerous condition, and inverse condemnation claims and agreed with the trial court's conclusion that FiberMark should not be permitted to seek damages based on allegations that it sold Warren Glen for a reduced amount after an option for the sale of the property fell through on account of the leachate. However, the appellate court reversed the trial court's dismissal of the nuisance claim and the related reimbursement issue and remanded this claim to the trial court. Specifically, the court concluded that the issue of whether DEP's actions to stop the leachate flow were reasonable could not be resolved against FiberMark in the context of a motion to dismiss. Fibermark's petition for certiorari to the State Supreme Court was denied, due to lack of timeliness, on September 19, 2011. The trial court declined to stay the proceedings on remand, and DEP filed a motion for summary judgment on the nuisance claims remanded to the trial court on October 5, 2011. On February 22, 2012, the jury returned a verdict in favor of DEP, finding that DEP did not commit a nuisance. On March 7, 2012, FiberMark filed a motion seeking a new trial, which was denied. On June 18, 2012, FiberMark filed a notice of appeal. Briefing of this matter is complete, and the parties await scheduling of oral argument. The State is vigorously defending this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the DEP, the Commissioner of DEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, "Plaintiffs") filed suit against Occidental Chemical Corporation ("Occidental"), Maxus Energy Corporation ("Maxus"), Tierra Solutions, Inc. ("Tierra"), Repsol YPF, S.A ("Repsol"), YPF, S.A ("YPF") and certain other defendants seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation ("Diamond Shamrock"), a predecessor of defendant Occidental. On July 19, 2011, the court ruled that Occidental, as successor to Diamond Shamrock, was strictly, jointly and severally liable for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951-1969.

On August 24, 2011, the court granted the Plaintiffs' motion for partial summary judgment on liability against Tierra, the current owner of the Lister Avenue Site. The court found Tierra to be strictly, jointly and severally liable for all cleanup and removal costs associated with the discharge of hazardous substances at and from the Lister Avenue Site. The court granted Occidental's motion for partial summary judgment against Tierra, finding that

Tierra was liable to Occidental in contribution on the same basis. On that same date, Occidental also obtained a judgment against Maxus on an indemnification claim. The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock.

On May 21, 2012, the court granted the State's motion for partial summary judgment against Maxus on liability, finding Maxus strictly liable, jointly and severally for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site. The judgment against Maxus concluded the liability phase of the action. The damages phase of this litigation has been stayed until further order of the court.

Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus leaving Maxus unable to satisfy any Passaic River cleanup liabilities that may be imposed on it. On January 22, 2013, attorneys for the Plaintiffs and several hundred third-party defendants informed the court that they reached a preliminary agreement on a proposed consent judgment to settle certain claims. On March 23, 2013, the State informed the court that a super-majority of the third-party defendants had approved the consent judgment. If approved by the DEP, the consent judgment will be submitted to the court for approval.

On April 15, 2013, attorneys for the Plaintiffs and Tierra, Maxus, Repsol, YPF and certain other defendants (collectively, the "Settling Defendants") informed the court that they had reached preliminary agreement on a proposed settlement agreement. On June 7, 2013, the Plaintiffs reported to the court that the Settling Defendants had approved the settlement agreement. If approved by the DEP, the settlement agreement will be submitted to the court for approval. Occidental is not participating in the settlement agreement, and if the settlement agreement is approved by the court, certain claims by and against Occidental would continue to be litigated. The State is vigorously defending this matter.

Powell v. State. On September 12, 2011, seven State and local employees filed suit against the State, various executive officials and the State Legislature challenging various provisions of the 2011 Legislation that concern health benefits on various State constitutional law grounds. The State Legislative Branch Defendants and State Executive Branch Defendants filed motions to dismiss for failure to state a claim upon which relief may be granted. The court bifurcated the two motions and granted the motion by the State Legislative Branch Defendants. On March 8, 2013, the court granted the State Executive Defendants' motion to dismiss. The State employees did not appeal, however, three municipal firefighters appealed. The State is vigorously defending this matter.

Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General filed a lawsuit against various State officials challenging the constitutionality of a portion of the 2011 Pension and Health Benefit Reform Legislation (the "2011 Legislation"), which temporarily suspends the payment of pension adjustments to retired public employees. The plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. Plaintiffs' opposition brief and cross-motion for summary judgment was filed on March 16, 2012. On April 16, 2012, the New Jersey Education Association ("NJEA") filed a motion to intervene, which the court granted. On June 20, 2012, the court issued an amended order that converted the State's motion to dismiss into a motion for summary judgment, granted the State's motion for summary judgment, denied the plaintiffs' cross-motion for summary judgment, dismissed the plaintiffs' complaint and dismissed NJEA's complaint. Plaintiffs and NJEA have appealed. On October 4, 2012, the appellate court consolidated Berg v. Christie and the appeal of the NJEA. The appellants have submitted their initial merits brief, and the State's opposition brief was filed on June 24, 2013. The State is vigorously defending this matter.

New Jersey Education Association et al. v. State of New Jersey et al. Plaintiffs challenged the constitutionality of certain legislation adopted in 2011, claiming the suspension of cost of living adjustments, increased pension contributions, delegation of authority to pension committees and increased contributions for medical benefits in retirement violate the State and federal constitutions. Additionally, the plaintiffs challenged the legislation on constitutional grounds, including impairment of contract, substantive and procedural due process, takings, and promissory estoppel. On April 12, 2012, the plaintiffs filed a complaint in trial court, and the State's responsive pleading was filed on May 17, 2012. The parties agreed to hold the new case in abeyance pending the decision in Berg v. Christie. On August 24, 2012, plaintiffs filed an amended complaint dismissing their claims regarding the temporary suspension of pension adjustments. Oral argument on the State's motion to dismiss was held on February 21, 2013. On June 13, 2013, the trial court granted the State's motion to dismiss. The plaintiffs have not yet appealed the dismissal of their complaint.

Oracle International Corporation v. Director, Division of Taxation. In March 2009, Oracle International Corporation ("Oracle") filed a complaint contesting a State tax assessment that imposed a corporation business tax on Oracle from 2001 to 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds. Discovery is ongoing and the State intends to vigorously defend this matter.

Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. ("Pfizer") and Whirlpool Properties, Inc. ("Whirlpool"), challenge the Tax Court's affirmance of the facial constitutionality of the State's "throw-out rule" (the "Rule"), which affected the amount of taxable income taxpayers "allocate" to the State through 2010. The taxpayers asserted that the allocation formula under the Rule violates the due process and commerce clauses of the federal Constitution as well as various equitable principles. On May 29, 2008, the Tax Court granted the cross-motion to sustain the facial constitutionality of the Rule. The Tax Court found that, on its face, the Rule did not violate any of the constitutional provisions raised. Taxpayers' "as-applied" challenges remain. On May 4, 2011, the Whirlpool matter was argued before the New Jersey Supreme Court (the "NJSC") and by a unanimous opinion dated July 28, 2011, the NJSC affirmed the facial constitutionality of the Rule. Whirlpool's as-applied constitutional challenge remains for adjudication by the Tax Court. Discovery in this matter in ongoing. Whirlpool has filed a motion for partial summary judgment. The State is vigorously defending this matter.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation filed a complaint in the Tax Court of New Jersey, contesting the denial of a corporate business tax refund for tax periods January 1, 2006 through December 31, 2008. The plaintiff does not challenge the State's jurisdiction to impose this tax, but rather alleges that its income from intangibles should be sourced to its alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. The case is currently in discovery. The State is vigorously defending this matter.

New Cingular Wireless, PCS, LLC v. Director, Division of Taxation. On or about August 4, 2012, New Cingular Wireless, PCS, LLC ("New Cingular") filed a complaint in the Tax Court, contesting the Division's October 5, 2011 denial of a tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010. The Division denied New Cingular's claim for a refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable sales and use tax to its customers before filing its claim with the Division, as required by statute. Furthermore, the State does not permit a refund claim on behalf of a class. The State filed its answer on March 5, 2012. The court gave a preliminary ruling in favor of New Cingular with a published opinion expected to follow. The State is vigorously defending this matter.

DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation ("DeVry") filed a complaint in the State Tax Court, contesting a 2011 determinate by the Division of Taxation that DeVry is subject to corporate business tax commencing July 1, 2002 and is required to file State tax returns. Discovery is ongoing. The State is vigorously defending this matter.

James Liik, et al v. NJ Dept of Corrections and Civil Service Commission. Plaintiffs, five senior corrections officers and their affiliated union, filed a complaint demanding lost wages and benefits they allegedly would have received but for their improper designation as non-employee trainees in a program under which they were considered students. The complaint alleged various violation of constitutional due process principles along with several contract claims. This action was filed shortly after the decision in James Liik, et al. v. New Jersey Department of Personnel and New Jersey Department of Corrections. The prior complaint asserted that the defendants acted outside their authority by designating plaintiffs and paying them as recruit trainees. In July 2009, the appellate court ruled that the program was statutorily authorized for one year and that the program could not continue beyond one year without rulemaking. No damages were awarded in the prior action. The prior action has been concluded and is not subject to appeal. The trial court granted a motion by the plaintiffs to certify the lawsuit as a class action consisting of all recruit trainees during the years 1999 to 2009. To date, the State's motions to dismiss and for summary judgment have been denied. Discovery is continuing on the issue of damages on the implied in fact contract claim. The State filed a motion for partial summary judgment on the damages issue on April 11, 2012. The State is vigorously defending this matter.

In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations. On July 2, 2012, Fair Share Housing Center ("FSHC") sought and received permission to request an immediate permanent injunction against the Council on Affordable Housing ("COAH") from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the New Jersey Affordable Housing Trust Fund (the "AH Trust Fund") until COAH adopts regulations that define what constitutes a "commitment" by the municipality to spend such monies. Pursuant to the Fiscal Year 2013 Budget, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue. Amounts appropriated in the Fiscal Year 2013 Budget for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund. Oral argument in this matter was held on July 13, 2012. The appellate court denied the request for injunctive relief and noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds. On August 10, 2012, in a separate matter, in response to FSHC's motion to enforce litigant's rights, the appellate court issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds. On September 6, 2012, FSHC served a motion for summary disposition, or in the alternative, preliminary injunction. In response, the State filed a cross-motion for summary judgment. The appellate court denied both motions by order dated October 24, 2012. Subsequently, the appellate court granted motions by the League of Municipalities and several towns to intervene.

On May 1, 2013, COAH adopted a resolution authorizing COAH staff to send out updated letters requiring municipalities to submit by May 22, 2013 their reasons as to why they disagreed with COAH staff's determination of how much of the municipalities affordable housing trust fund is uncommitted. On May 10, 2013, FHSC filed an emergent application for a stay of the implementation of COAH's resolution, which was granted by the appellate court on May 13, 2013. On May 28, 2013, the NJSC partially vacated the stay, permitting COAH to gather and evaluate municipalities' submissions. On June 7, 2013, the appellate court vacated the remainder of the stay subject to the following conditions: (1) the letters sent by COAH dated May 1, 2013 to the municipalities are vacated; (2) municipalities affected by COAH's letter have 30 days to respond to COAH; (3) COAH shall provide 15 days' notice of its board meeting to the municipalities prior to allowing the seizure of funds; (4) any affected municipality may then appeal COAH's action to seize any funds to the appellate court. On June 28, 2013 COAH sent out updated letters consistent with the appellate court's order. The State is vigorously defending these matters.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to more than $30 million in damages for the taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint on December 8, 1992 after the DEP denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property. In addition, the Appellate Division remanded the case for a determination of whether the "property" also included 100 acres previously developed by the plaintiff's principals. On remand from the Appellate Division, the trial court ruled that the "property" did not include the 100 acres previously developed, and that DEP could not approve development of the remaining acres without first adopting regulations governing the development of wetlands property. Since DEP had not adopted such regulations, the trial court held that DEP's development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court's decision and the plaintiff cross-appealed. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court's decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt and implement regulations.

The plaintiff then petitioned the NJSC for certification of this decision, which was denied. Upon remand, DEP promulgated regulations, which took effect on January 22, 2002, but are still being implemented. The case remains on remand pending DEP's full implementation of those regulations. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies have expressed opposition to the proposed settlement. On May 25, 2012, the plaintiff served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. The DEP has initiated the reconsideration process pursuant to the regulations. The State is vigorously defending this matter.

Escobar v. DYFS et al. On July 17, 2009, Plaintiff's child was allegedly shaken by his biological father. As a result, the child is severely disabled and requires life care by professionals. The biological father is currently incarcerated for aggravated assault. The Division of Youth and Family Services ("DYFS") (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues. DYFS also was allegedly aware that the child showed prior evidence of abuse. Plaintiff alleges that DYFS failed to adequately investigate the reports of alleged abuse. After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child's past medical needs and $105 million is to cover the child's future medical needs. The State has filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child's future medical needs. Oral argument on the motion was scheduled for January 17, 2014. The State is vigorously defending this matter.

In Re Challenge of Contract Award Solicitation #13-X-22694. On April 12, 2013, the Department of the Treasury issued a notice of intent to issue a government services contract to Northstar NJ ("Northstar"). On April 17, 2013, Communication Workers of America ("CWA") filed a protest, which was denied. CWA filed an appeal on June 4, 2013 and sought an emergent stay of the contract. On June 11, 2013, the Appellate Division denied CWA's application for stay, accelerated the appeal, and allowed the State to proceed with the award of the contract. CWA's appeal remains pending with the appellate court, and is fully briefed and awaiting either oral argument or a decision. If this case is decided adversely to the State, the State could be required to return all or a portion of the accelerated guarantee payment from Northstar of $120 million. The State is vigorously defending this matter.

Medicaid, Tort, Contract, Workers' Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services ("OIG") has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State's Department of Human Services ("DHS"). Currently, these audits span time periods between July 27, 2003 and December 31, 2007. The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services ("CMS") which may, in whole or in part, accept or disagree with the OIG's recommendations. If the OIG's recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG's audit findings. In addition, the State has currently reserved certain revenues that would mitigate, but not completely offset, the State's exposure assuming CMS upholds the OIG's recommended claim disallowances. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

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In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (inside the U.S. only).

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only). Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege.  Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account

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Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A. Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by

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Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

• Conversion of All Class B Shares. Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y. The public offering price for Class Y shares is the NAV per share of that class. Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Class R shares of Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves.

All Other Share Classes. The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An

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investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days). For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or online instructions from any

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person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

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In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if

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the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. Institutional Direct accounts are not eligible for the Checkwriting Privilege.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees." Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their automated facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption

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request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Medallion Signature Guarantees

Share Certificates. Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

Medallion Signature Guarantees. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

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ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

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To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I, Class R or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased). For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts

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to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. Shares held through a Retirement Plan are not eligible for this privilege. Identically registered existing IRA accounts are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on

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the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

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Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's

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Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

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Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

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IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash

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flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not

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receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.

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Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

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A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

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Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on

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an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans. Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease. To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn

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portion of the underlying line of credit portion of a loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower. Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser. No active trading market may exist for some loans, which may make it difficult to value them. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value. In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA''). For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured. Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and

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other types of loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions. If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments.  Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be

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subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

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Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.

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FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2012, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $131.5 billion in dividends. FNMA and FHLMC ended the second quarter of 2013 with positive net worth and, as a result, neither required a draw from the Treasury. While the Treasury committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down FNMA and FHLMC by increasing their guaranty fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. In July 2013, the House Financial Services Committee approved the Protect American Taxpayers and Homeowners Act of 2013. The bill, if enacted, would require FHFA to place FNMA and FHLMC into receivership within five years and repeal their corporate charters at that time, which would effectively strip them of the authority to conduct any new business. The bill would also place restrictions on FNMA's and FHLMC's activities prior to being placed into receivership and may result in FNMA and FHLMC further increasing their guaranty fees. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of FNMA and FHLMC is in serious question as the U.S. Government considers multiple options.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real

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estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an

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interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective

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security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate. As a result, many rating agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal

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securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare

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bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011. Stockton, California also filed for bankruptcy in July 2012, making it the largest U.S. city in history to file for bankruptcy. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation"

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clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets

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consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-

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up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and

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government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leaseshold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

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Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets.  The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.

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Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

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Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. Investments in India involve certain risks and special considerations. Such risks include but are not limited to: (a) social, economic and political uncertainty, including war; (b) the ability to sustain strong economic growth; (c) greater price fluctuations and market volatility; (d) less liquidity and smaller capitalization of securities markets; (e) currency exchange rate fluctuations; (f) interest rate fluctuations; (g) government involvement in and control over the economy; (h) government decisions to discontinue support of economic reform programs; (i) differences in accounting, auditing and financial reporting standards; and (j) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

India's political, social and economic stability is related to its developing status. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

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India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors ("FIIs"), such as Dreyfus, and sub-accounts. Only registered FIIs and sub-accounts and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. FIIs and their sub-accounts are required to register with and be approved by the Securities and Exchange Board of India ("SEBI"), and must continue to satisfy certain requirements imposed by SEBI. There can be no guarantee that Dreyfus or a fund will satisfy these requirements to continue their FII and sub-account status, respectively. FIIs and their sub-accounts are required to observe certain investment restrictions which may limit a fund's ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. India's guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

The Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a fund's income, gains or initial capital from India will not occur.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the

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ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations

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for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in

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Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's NAV. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities,

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including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid

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secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the

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options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds, except the CPO Funds, have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA. Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds that rely on Regulation 4.5 exclusion.

The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if such funds continue to claim the exclusion from the definition of CPO. In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The CPO Funds no longer claim exclusions from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Manager, and not the CPO Funds, has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the CPO Funds. Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.

If a fund, except a CPO Fund, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon

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price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

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Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

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Swap Transactions. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While

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some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values

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moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes

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in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participatory Notes. Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal

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securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against

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changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other

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instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-

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1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves

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the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2)

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paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real

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estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

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Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade. The funds may jointly enter into one or more repurchase

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agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

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In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

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Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s). If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

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Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the

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obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some

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or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

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SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the

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rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

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Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation, litigation and pricing committees. The functions of the audit committees are (i) to oversee the funds'

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accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate. The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For Alcentra, ARX, CenterSquare, Mellon Capital, Newton, Standish, TBCAM and Walter Scott, which are all subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

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EAM: Montie L. Weisenberger, Travis Prentice, Joshua Moss, Frank Hurst, Derek Gaertner, Byron Roth and CR Financial Holdings, Inc.

Geneva: Amy S. Croen, William A. Priebe, Michelle Picard, Kris Amborn, William S. Priebe, Lindsay K. Priebe, Linda J. Priebe, William S. Priebe and Lindsay K. Priebe Living Trust dated 01/27/06 (William S. Priebe and Lindsay K. Priebe, Trustees) and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

Granite: Geoffrey Edelstein, Robert Foran, Bradley Slocum, Gary Rolle', Joshua Shaskan, Jeffrey Hoo, Edward Han, Peter Lopez, Douglas Morse, Richard Passafiume and Erik Rolle'

Hamon: Hugh Simon, Hamon Investment Holdings Limited, Hamon Investment Holdings Ltd., Simon Associates Ltd. and The Hamon Investment Group Pte Limited; Hamon also is an affiliate of BNY Mellon

Iridian: David L. Cohen, Harold J. Levy, Jeffrey Elliott, Lane Steven Bucklan, Arovid Associates LLC, Alhero LLC and LLMD LLC

Kayne: Stephen Rigali, Robert Schwartzkopf, Jeannine Vanian, Douglas Foreman, Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")

Lombardia: George Castro, Leslie Waite, Fernando Inzunza, Alvin Marley, Kelly Ko, Wendell Williams, Alvin Polit and Lombardia Capital Partners, Inc.

Neuberger Berman: Robert Conti, Joseph Amato, Bradley Tank, Jason Ainsworth, James Dempsey, Neuberger Berman Holdings LLC, Lehman Brothers Holdings Inc., Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas: Catherine C. Somhegyi Nicholas, Arthur E. Nicholas and Nicholas Investment Partners, LLC

Owl Creek: Jeffrey A. Altman, Daniel E. Krueger, Jeffrey F. Lee and Daniel J. Sapadin.

Perella: Daniel J. Arbess, Tarek F. Abdel-Meguid, Sandra M. Haas, Aaron F. Hood, Joseph R. Perella, Andrew N. Siegel, Perella Weinberg Partners Capital Management GP LLC, Perella Weinberg Partners Group LP, Perella Weinberg Partners LLC, PWP Group GP LLC, PWP MC LP and NoCo A L.P.

RHJ: Thomas McDowell, Carl Obeck, Thuong-Thao Buu-Hoan, Timothy Todaro and Cara Thome

Riverbridge: Andrew Turner, Mark A. Thompson, Rick Moulton, Jonathan Little, Richard Potter, Colin Sharp, Ernesto Bertarelli, Donata Bertarelli, Northill US Holdings, Inc., Northill Jersey Holdings LP, Northill Capital (Jersey) LP, Northill Capital Holdings Limited, Donata Bertarelli Northill Discretionary Trust, NCT Limited, Ernesto Bertarelli Northill Discretionary Trust, Northill Purpose Trust, NC PT Limited, Landmark LP and LM (GP) Limited

Sarofim & Co.: Fayez S. Sarofim, Raye White, Christopher Sarofim and The Sarofim Group, Inc.

Sirios: John F. Brennan, Jr. and Sirios Associates, L.L.C.

TOBAM: David Bellaiche, Yves Choueifaty, Tristan A. Froidure, Maylis Lhotellier, Christophe Roehri, TOBAM Holding Company and TOBEMP

TS&W: Horace Whitworth, Cheryl Mounce, Lawrence Gibson, Herbert Thomson, Frank Reichel, Lori Anderson, Jessica Thompson, Aidan Riordan, Old Mutual (US) Holdings, Inc., OM Group (UK) Limited, Old Mutual plc and TS&W Investment GP LLC

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Union Point: The principal owner of Union Point Advisors, LLC is Christopher Aristides, who owns his interests indirectly through one or more intermediate entities.

Walthausen: John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

Alcentra. Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from ARX's profits. The primary objectives of ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

CenterSquare. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in CenterSquare's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally to senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by CenterSquare in affiliated mutual funds.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of

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EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

EAM. Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan. Portfolio managers also are compensated by distribution of profits based on ownership.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Granite. Compensation of portfolio managers at Granite includes base compensation and revenue-based and performance-based compensation for each team (Small Cap and Large Cap) and, if principals, a profits interest in Granite. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures in the top third as compared to industry peers. Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests. Such interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

Kayne. Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of a fund managed is measured over one-, three and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits. Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans. While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down

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by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward superior investment and business performance

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term

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sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Owl Creek. Partner compensation includes a base salary plus an allocation of a partnership interest. Seventy percent of this allocation is available when earned, and the remaining 30% is invested in funds managed by Owl Creek, vesting 50% at the end of each of the following two 12-month periods. Partners also receive a portion of the management fee allocation and are eligible for discretionary bonuses. A significant amount of the principals' and other partners' investments in certain funds managed by Owl Creek is invested through a deferred fee, which is locked up until 2017.

Perella. Members of the investment team are compensated primarily from the net revenues they generate. Individual compensation is determined by the portfolio manager in conjunction with the head of Asset Management.

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Generally, investment team members are paid a base salary and a discretionary bonus that is dependent upon performance and other factors. All partners are given an equity interest in the adviser.

RHJ. Compensation of portfolio managers at RHJ includes base compensation and bonus. In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the elective deferrals up to 3% of each employee's compensation, and an additional 50% on deferrals on the next 2% of each employee's compensation.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Sirios. Investment professionals receive a fixed base salary and a discretionary bonus based on individual and overall performance. In addition, senior investment professionals may receive a percentage of the incentive fee paid by certain clients.

Standish. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon

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equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM. TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation. The following factors encompass its investment professional awards program: base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for select senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.

TOBAM. The salary of each employee is determined by his or her background and seniority in the firm. Bonuses are based on the contribution of the employee to the firm's annual results. Once a year, after an individual performance review, the monthly salary is revised, and bonuses are decided by the executive committee. All employees with at least six months of seniority have the opportunity to become shareholders of the firm and, as such, are directly concerned with the profits of the firm and the dividends distributed. All primary portfolio managers are shareholders of TOBAM.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

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Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Union Point: Union Point compensation can include a combination of salary, bonus and equity ownership of the firm which may be determined based on performance and other factors.

Walter Scott.  Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance. All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits. This is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these goals drives the firm's profits and therefore the profit share.

For senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund for which Walter Scott is the investment adviser and in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients. The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger

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investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

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The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class Y shares). Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients. In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

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Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the

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fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

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ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

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TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

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A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a

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distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). If a shareholder buys shares of a fund when the fund has realized but not distributed income or capital gains, the shareholder will be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution. Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received. A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a

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shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

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PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to

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accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in

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default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

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Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, for taxable years of a fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified

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net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act

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will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders will be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code. While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have provided for a phased-in implementation of these provisions; under the latest guidance, the withholding tax will apply to fund dividends paid after June 30, 2014 and to capital gain dividends and the gross proceeds of fund redemptions paid after December 31, 2016.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual

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employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same

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price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

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For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be

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utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings. It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

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A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except for proxies of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, the "Designated BHCs"), for which the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the authority to vote proxies of such Designated BHCs. Except as described below, Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies BNY Mellon's Proxy Voting Guidelines, which are summarized below, when voting proxies on behalf of a fund. Similarly ISS votes proxies that it is authorized to vote, including those delegated by the boards, in accordance with the ISS benchmark proxy voting guidelines (the "ISS Guidelines"), which are summarized below.

BNY Mellon and its direct and indirect subsidiaries (collectively, "BNYM"), including Dreyfus, are subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

A security will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Mellon Entities' aggregate ownership, control and voting discretion with respect to the security reaches a level that could risk a violation of BHCA Rules. If such aggregate levels decrease to a point that BNY Mellon deems appropriate to remain in compliance with BHCA Rules, the security will no longer be a Designated BHC and Dreyfus will be redelegated sole voting authority over the security. Management of the funds anticipates that ISS will have proxy voting authority over the voting securities of a limited number of Designated BHCs.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

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Dreyfus seeks to avoid material conflicts of interest between the funds and fund shareholders, on the one hand, and Dreyfus, the fund's principal underwriter, or any affiliated person of the fund, Dreyfus or the fund's principal underwriter, on the other, through its participation in the Proxy Voting Committee. The Proxy Voting Committee applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. To avoid any appearance of a conflict, Dreyfus engages a third party as an independent fiduciary (generally ISS) to vote all proxies with respect to securities issued by BNY Mellon and all proxies with respect to shares of funds sponsored by Dreyfus or another BNY Mellon affiliate (including proxies with respect to shares issued by funds in the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers if deemed appropriate in its discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the Proxy Voting Committee's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the Proxy Voting Committee's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Voting Committee, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the Proxy Voting Committee for discussion and vote. Additionally, the Proxy Voting Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Proxy Voting Committee will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of the fund.

With regard to voting proxies with respect to shares of foreign companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. Proxies with respect to shares of foreign companies are voted by Dreyfus in accordance with the ISS Guidelines.

Although proxies in respect of securities held by the Dreyfus Socially Responsible Growth Fund, Inc. or The Dreyfus Third Century Fund, Inc. (each a "Socially Responsible Fund") typically are voted in accordance with BNY Mellon's Proxy Voting Guidelines, proxies pertaining to the social investment criteria of the Socially Responsible Funds are voted by the funds' portfolio managers. The Socially Responsible Funds' social investment criteria are used to determine whether a company enhances the quality of life in America by considering its record in the areas of:

• protection and improvement of the environment and the proper use of our natural resources

• occupational health and safety

• consumer protection and product purity

• equal employment opportunity

Summary of BNY Mellon's Proxy Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon. The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations. However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented. Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders ("Voting

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Guidelines"). Viewed broadly, the Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

• The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

• To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

• To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

• To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process. The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.  Boards and Directors

 A. Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i) Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors. However, the Proxy Voting Committee generally votes to WITHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are chief executive officers ("CEOs") of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii) Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

i) Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-

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BY-CASE basis in situations where: (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

ii) Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership. In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.

B. Board Governance

i) Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors. The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii) Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson. Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii) Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv) Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v) Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO. However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed; but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed. When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the

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Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2. Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company. The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion. The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3. Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A. Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill." Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.

B. Non-net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause. The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C. Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that uphold these rights. More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies). However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D. Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

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A. Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization. In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B. Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

i) The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii) The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C. Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

D. Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5. Corporate Governance

A. Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B. Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

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C. Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D. Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6. Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7. Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8. Compensation and Benefits

A. Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing,(3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that:

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i) pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is "silent" on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an "against" vote; or

ii) fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Proxy Voting Committee or (2) includes details regarding extenuating business circumstances.

B. Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C. Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D. Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E. Clawbacks

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the

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company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F. Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.

For those proposals for which the Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Proxy Voting by ISS

ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Summary of the ISS Guidelines1

Routine/Miscellaneous

Auditor Ratification

_____________________

1 Provided by ISS

Vote for proposals to ratify auditors unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

• Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

• Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

• Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

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Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1. Accountability

2. Responsiveness

3. Composition

4. Independence

Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against2 or withhold from the entire board of directors (except new nominees,3 who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;

• A supermajority vote requirement;

• Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

• The inability of shareholders to call special meetings;

• The inability of shareholders to act by written consent;

• A dual-class capital structure; and/or

• A non–shareholder-approved poison pill.

Poison Pills:

1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

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1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

• The date of the pill's adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

• The issuer's rationale;

• The issuer's governance structure and practices; and

• The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

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2 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against." However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

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1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

• The company's response, including:

o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

o Specific actions taken to address the issues that contributed to the low level of support;

o Other recent compensation actions taken by the company;

• Whether the issues raised are recurring or isolated;

• The company's ownership structure; and

• Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight4 or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

• Disclosed outreach efforts by the board to shareholders in the wake of the vote;

• Rationale provided in the proxy statement for the level of implementation;

• The subject matter of the proposal;

• The level of support for and opposition to the resolution in past meetings;

• Actions taken by the board in response to the majority vote and its engagement with shareholders;

• The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

• Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;

2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

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• The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

• The company's ownership structure and vote results;

• ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

• The previous year's support level on the company's say-on-pay proposal.

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4  Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

3. Composition

Attendance at Board and Committee Meetings:

3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

• Medical issues/illness;

• Family emergencies; and

• Missing only one meeting (when the total of all meetings is three or fewer).

3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3. Sit on more than six public company boards; or

3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.6

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4. Independent directors make up less than a majority of the directors.

Proxy Access

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ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

• Company-specific factors; and

• Proposal-specific factors, including:

• The ownership thresholds proposed in the resolution (i.e., percentage and duration);

• The maximum proportion of directors that shareholders may nominate each year; and

• The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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6 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management's track record;

• Background to the proxy contest;

• Nominee qualifications and any compensatory arrangements;

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates); and

• Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

• The value of the NOLs;

• Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

• The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

• Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

• Shareholders' current right to act by written consent;

• The consent threshold;

• The inclusion of exclusionary or prohibitive language;

• Investor ownership structure; and

• Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

• An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;

• A majority vote standard in uncontested director elections;

• No non-shareholder-approved pill; and

• An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

o The company's use of authorized shares during the last three years

• The Current Request:

o Disclosure in the proxy statement of the specific purposes of the proposed increase;

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

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o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

• The company discloses a compelling rationale for the dual-class capital structure, such as:

• The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

• The new class of shares will be transitory;

• The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

• The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

o The company's use of authorized preferred shares during the last three years;

• The Current Request:

o Disclosure in the proxy statement of the specific purposes for the proposed increase;

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares)that reflects the company's need for shares and total shareholder returns; and

o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably

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achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

• There is a significant misalignment between CEO pay and company performance (pay for performance);

• The company maintains significant problematic pay practices;

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• The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

• There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

• The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

• The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

• The situation is egregious.

Vote against an equity plan on the ballot if:

• A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o Magnitude of pay misalignment;

o Contribution of non-performance-based equity grants to overall pay; and

o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group8 Alignment:

• The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

• The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

• If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

• The ratio of performance- to time-based equity awards;

• The overall ratio of performance-based compensation;

• The completeness of disclosure and rigor of performance goals;

• The company's peer group benchmarking practices;

• Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

• Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

• Realizable pay9 compared to grant pay; and

• Any other factors deemed relevant.

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8  The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

9  ISS research reports will include realizable pay for S&P1500 companies.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

• Problematic practices related to non-performance-based compensation elements;

• Incentives that may motivate excessive risk-taking; and

• Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

• Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

• Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

• New or extended agreements that provide for:

o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

o CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

• Multi-year guaranteed bonuses;

• A single or common performance metric used for short- and long-term plans;

• Lucrative severance packages;

• High pay opportunities relative to industry peers;

• Disproportionate supplemental pensions; or

• Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Duration of options backdating;

• Size of restatement due to options backdating;

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• Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

• Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or

• Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

o The company's response, including:

▪ Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪ Specific actions taken to address the issues that contributed to the low level of support;

▪ Other recent compensation actions taken by the company;

o Whether the issues raised are recurring or isolated;

o The company's ownership structure; and

o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

• Single- or modified-single-trigger cash severance;

• Single-trigger acceleration of unvested equity awards;

• Excessive cash severance (>3x base salary and bonus);

• Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

• Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

• Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

• The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

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Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

• The total cost of the company's equity plans is unreasonable;

• The plan expressly permits repricing;

• A pay-for-performance misalignment is found;

• The company's three year burn rate exceeds the burn rate cap of its industry group;

• The plan has a liberal change-of-control definition; or

• The plan is a vehicle for problematic pay practices.

Social/Environmental Issues
Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

• If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

• If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

• Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

• The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

• If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

• If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

• The company's current disclosure of relevant lobbying policies, and management and board oversight;

• The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

• Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for

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political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

• There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity	An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual

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Term	Meaning
employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds
Alcentra	Alcentra NY, LLC
AMT	Alternative Minimum Tax
ARX	ARX Investimentos Ltda.
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York AMT-Free Municipal Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management, Inc.
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	Dreyfus Global Absolute Return Fund and Dynamic Total Return Fund
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
EACM	EACM Advisors LLC
EAM	EAM Investors, LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation

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Term	Meaning
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, each of which invests all or substantially all of its investable assets in Underlying Funds, and Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, each of which invests significantly in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Granite	Granite Investment Partners, LLC
Hamon	Hamon Asian Advisors Limited
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC

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Term	Meaning
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Owl Creek	Owl Creek Asset Management, L.P.
Perella	Perella Weinberg Partners Capital Management LP
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market

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Term	Meaning
funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

RHJ	Rice Hall James & Associates, LLC
Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Sirios	Sirios Capital Management, L.P.
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
TOBAM	TOBAM S.A.S
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests

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Term	Meaning
Union Point	Union Point Advisors, LLC
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

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